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Oppenheimer Growth Fund
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6803 South Tucson Way, Centennial, Colorado 80112
1.800.525.7048

Statement  of  Additional  Information  dated  October  25,  2004,  revised
December 6, 2005

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  October 25, 2004.  It should be read  together  with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks..2

About Your Account

Financial Information About the Fund

 ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc. (the "Manager"),  can select for the Fund.  Additional  information is also provided  about  the  strategies  that the Fund  may use to try to  achieve  its objective.

     The Fund's Investment Policies. The composition of the Fund's portfolio and the  techniques  and  strategies  that the Fund's  Manager may use in  selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its  objective.  It may  use  some  of the  special  investment  techniques  and strategies at some times or not at all.

     |X| Cyclical  Opportunities.  The Fund might also seek to take advantage of changes in the business  cycle by investing in companies  that are  sensitive to those changes if the Manager believes they have growth  potential.  For example, when the economy is expanding,  companies in the consumer durable and technology sectors might benefit and offer long-term growth  opportunities.  Other cyclical industries  include insurance,  for example.  The fund focuses on seeking growth over the long term,  but could seek to take  tactical  advantage  of  short-term market movements or events affecting particular issuers or industries.

     |X| Investments in Equity  Securities.  The Fund focuses its investments in equity securities of mid-cap issuers (having market  capitalizations  between $2 billion and $11.5 billion) and large-cap issuers (having market  capitalizations greater  than  $11.5  billion).  At times,  the  market  may  favor or  disfavor securities of issuers of a particular  capitalization range.  Therefore the Fund may focus its equity  investments in securities of large cap or mid cap issuers, or a  combination  of the two  capitalization  ranges,  based upon the Manager's judgment  of  where  are  the  best  market  opportunities  to seek  the  Fund's
objective.   Current  income  is  not  a  criterion  used  to  select  portfolio securities.

     The Fund can also invest in securities of small cap issuers  (having market capitalizations  of less than $1 billion).  Securities  of small  capitalization issuers may be subject to greater price volatility in general than securities of large-cap  and  mid-cap  companies.  Therefore,  to the degree that the Fund has investments in smaller  capitalization  companies at times of market volatility, the Fund's share price may fluctuate more. As noted below,  the Fund limits such investments in unseasoned small cap issuers.

     o Convertible  Securities.  While convertible securities are a form of debt security in many cases,  their  conversion  feature  (allowing  conversion  into equity  securities)  causes them to be  regarded by the Manager  more as "equity equivalents."  As a result,  the credit rating assigned to the security has less impact  on  the  Manager's  investment  decision  with  respect  to  convertible securities than in the case of non-convertible fixed income securities.

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security.  In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the Manager examines the following factors:

     (1) whether, at the option of the investor, the convertible security can be exchanged  for a fixed  number  of shares of  common  stock of the  issuer,  (2)
whether the issuer of the  convertible  securities has restated its earnings per share of  common  stock on a fully  diluted  basis  (considering  the  effect of conversion  of the  convertible  securities),  and (3) the  extent  to which the convertible  security  may be a defensive  "equity  substitute,"  providing  the ability to participate in any  appreciation  in the price of the issuer's common stock.

     |X| Foreign  Securities.  The Fund can purchase equity securities issued or
guaranteed  by  foreign   companies  or  debt   securities   issued  by  foreign
governments.   "Foreign  securities"  include  equity  and  debt  securities  of companies organized under the laws of countries other than the United States and debt securities  issued by foreign  governments and their agencies.  They may be traded  on  foreign  securities  exchanges  or in the  foreign  over-the-counter markets.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's  investment  allocations.  That is because they are not subject to many of the special  considerations  and risks,  discussed below,  that apply to foreign securities traded and held abroad.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such  foreign  currency  against  the U.S.  dollar will result  in a  change  in the  amount  of  income  the  Fund  has  available  for distribution.  Because a portion of the Fund's investment income may be received in foreign  currencies,  the Fund will be required to compute its income in U.S.
dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment  income,  which could result in a return of capital to shareholders.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity to invest in foreign issuers that appear to offer growth  potential, or in foreign countries with economic policies or business cycles different from those of the  U.S.,  or to  reduce  fluctuations  in  portfolio  value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets.  The Fund  will  hold  foreign  currency  only in  connection  with the purchase or sale of foreign securities.

     o Risks of Foreign  Investing.  Investments in foreign securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

     o     reduction of income by foreign taxes;

     o fluctuation  in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);

     o     transaction charges for currency exchange;

     o     lack of public information about foreign issuers;

     o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

     o    less volume on foreign exchanges than on U.S. exchanges;

     o greater  volatility  and less  liquidity  on foreign  markets than in the
U.S.;

     o less  governmental  regulation of foreign  issuers,  stock  exchanges and brokers than in the U.S.;

o     greater difficulties in commencing lawsuits;

o     higher brokerage commission rates than in the U.S.;

     o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

     o possibilities in some countries of expropriation,  confiscatory taxation, political,  financial or social instability or adverse diplomatic  developments;
and

o     unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

     o Passive  Foreign  Investment  Companies.  Some securities of corporations domiciled  outside  the U.S.  which  the Fund may  purchase,  may be  considered passive foreign  investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth  companies  or  "start-up"  companies.  For  federal tax  purposes,  a corporation is deemed a PFIC if 75% or more of the foreign  corporation's  gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign personal holding company income within the subpart F provisions defined by IRCss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of the
Fund's minimum  percentage  requirements  or limitations of investing in foreign securities.

     Subject  to the  limits  under  the  Investment  Company  Act of 1940  (the
"Investment  Company  Act"),  the Fund may also invest in foreign  mutual  funds which are also deemed PFICs (since  nearly all of the income of a mutual fund is generally passive income).  Investing in these types of PFICs may allow exposure to various  countries  because some foreign  countries  limit, or prohibit,  all direct foreign investment in the securities of companies domiciled therein.

     In  addition  to bearing  their  proportionate  share of a fund's  expenses
(management fees and operating expenses), shareholders will also indirectly bear similar  expenses  of such  entities.  Additional  risks of  investing  in other investment  companies are described below under  "Investment in Other Investment
Companies."

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund  traded its  portfolio  securities  during its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its portfolio turnover  rate would have been 100%.  The Fund's  portfolio  turnover  rate will fluctuate from year to year,  although the Fund might have a portfolio  turnover rate of more than 100% annually.  Increased  portfolio  turnover  creates higher brokerage  and  transaction  costs for the Fund,  which could reduce its overall performance.  Additionally,  the  realization  of  capital  gains  from  selling portfolio  securities may result in distributions of taxable  long-term  capital gains to  shareholders,  since  the Fund  will  normally  distribute  all of its capital  gains  realized  each year,  to avoid  excise  taxes under the Internal
Revenue Code.

     Other Investment Techniques and Strategies.  In seeking its objective,  the
Fund  may from  time to time  employ  the  types of  investment  strategies  and investments  described  below. It is not required to use all of these strategies at all times, and at times may not use them.

     |X|  Investing  in  Small,  Unseasoned  Companies.  The Fund can  invest in securities of small, unseasoned companies. These are companies that have been in
operation  for  less  than  three  years,   including  the   operations  of  any
predecessors.  Securities  of these  companies  may be subject to  volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small, unseasoned  issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might  otherwise be obtained.

     As a  fundamental  policy,  the Fund  cannot make an  investment  that will result  in more  than 15% of the  Fund's  total  assets  being  invested  in the securities of small, unseasoned companies.  The Fund currently intends to invest no more than 5% of its net assets in those securities.

     |X|  Repurchase  Agreements.  The Fund can  acquire  securities  subject to repurchase  agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for temporary defensive purposes, as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Manager will impose  creditworthiness  requirements  to confirm that the vendor is  financially  sound and will  continuously  monitor  the  collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission (the "SEC"),  the Fund, along with other affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured by U.S. government securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not registered  under  applicable  securities laws, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

     |X| Loans of Portfolio  Securities.  To raise cash for liquidity  purposes, the Fund can lend its portfolio  securities to brokers,  dealers and other types of financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 25% of the value of the Fund's  total  assets.  The
Fund  currently  does not intend to engage in loans of  securities in the coming year,  but if it does so,  such loans  will not  likely  exceed 5% of the Fund's total assets.

     There are some risks in connection with securities lending.  The Fund might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned  securities if the borrower  defaults.  The Fund must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash,  bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the  demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities,  the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities  used as  collateral,  and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The Fund may also pay  reasonable finder's,  custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable  tests under the Internal Revenue
Code and must  permit  the Fund to  reacquire  loaned  securities  on five days'
notice or in time to vote on any important matter.

     |X| Borrowing and Leverage.  As a fundamental  investment  policy, the Fund may not  borrow  money,  except to the  extent  permitted  under the  Investment
Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or  interpreted  from  time to time.  The Fund may  borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a  rebuttable  presumption  that a loan is  temporary  if it is  repaid within 60 days and not  extended or renewed.  If the value of the Fund's  assets fails to meet that 300% asset coverage  requirement under the Investment Company
Act,  the  Fund  will  reduce  its  bank  debt  within  three  days to meet  the requirement.  To do so the Fund might have to sell a portion of its  investments at a disadvantageous time.

     The Fund will pay interest on these loans,  and that interest  expense will raise the  overall  expenses  of the Fund and  reduce  its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more  than  that of funds  that do not  borrow.  Currently,  the  Fund  does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

     |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for  liquidity  needs or for hedging  purposes.  Some  derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional  Information.  However,  the Fund does not use, and does not  currently  contemplate  using,  derivatives  or  hedging  instruments  to a significant degree.

     Some  of  the  derivative   investments  the  Fund  can  use  include  debt
exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the  principal  amount of the debt because the  price  of the  issuer's  common  stock  may not be as  high as the  Manager expected.

     |X| Hedging.  Although the Fund does not  anticipate  the  extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain  unrealized  gains in the value of  portfolio  securities  which  have appreciated,  or to facilitate  selling securities for investment  reasons,  the
Fund could:

o     sell futures contracts,

o     buy puts on such futures or on securities, or

 o write covered  calls on securities or futures.  Covered calls may also be used to increase  the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included  in a rise in  value of the  market.  To do so the  Fund  could:  o buy futures, or o buy calls on such futures or on securities.

     The Fund's  strategy of hedging with futures and options on futures will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     o Futures.  The Fund may buy and sell futures  contracts that relate to (1)
broadly-based  stock indices  (these are referred to as "stock index  futures"),
(2) an  individual  stock  ("single  stock  futures"),  (3) other  broadly-based securities  indices  (these are  referred  to as  "financial  futures")  and (4)
foreign currencies (these are referred to as "forward contracts").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the common stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to settle the futures transaction.  There is no delivery made of the  underlying  securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified  equity  security  to settle the futures  transaction.
Either  party  could  also enter into an  offsetting  contract  to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     No payment is paid or  received  by the Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions (except forward contracts)
are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

     o Put and Call  Options.  The Fund  can buy and sell  certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  can buy  and  sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, currency options, options on commodity indices, and options on the other types of futures described above.

     o Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised.  Up to 25%
of the Fund's total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case, the Fund would keep the cash premium.

     The Fund's custodian,  or a securities depository acting for the custodian, will act as the Fund's  escrow  agent,  through  the  facilities  of the Options
Clearing  Corporation  ("OCC"),  as to the  investments  on  which  the Fund has written calls traded on exchanges or as to other acceptable  escrow  securities.
In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the Fund must cover the call by  identifying  on its books an  equivalent  dollar  amount of liquid  assets.  The Fund will  identify additional  liquid assets if the value of the identified assets drops below 100%
of the current value of the future. Because of this segregation requirement,  in no  circumstances  would the  Fund's  receipt of an  exercise  notice as to that future require the Fund to deliver a futures  contract.  It would simply put the
Fund in a short  futures  position,  which is  permitted  by the Fund's  hedging policies.

     o Writing  Put  Options.  The Fund can sell put  options.  A put  option on securities  gives the purchaser the right to sell, and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during the option period.  The Fund  will not write  puts if,  as a  result,  more than 25% of the
Fund's net assets would be required to be identified to cover such put options.

     If the Fund  writes a put,  the put must be  covered by  identified  liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the  underlying  investment  remains  equal to or above the exercise price of the put. However,  the Fund also assumes the obligation during the option period to buy the underlying  investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires  unexercised,  the Fund realizes a gain in the amount of the premium less the transaction  costs  incurred.  If the put is  exercised,  the  Fund  must  fulfill  its  obligation  to  purchase  the underlying  investment at the exercise price. That price will usually exceed the market value of the  investment at that time. In that case, the Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The
Fund therefore  forgoes the  opportunity  of investing the identified  assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

     o Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the  securities  market.  When the  Fund  buys a call  (other  than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment  during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises the call.  If the Fund does not  exercise  the call or sell it  (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to  purchase  the  underlying investment.

     The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on  securities or futures the Fund owns enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised, the put will become worthless on its expiration date.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

     o Buying and Selling  Options on Foreign  Currencies.  The Fund can buy and
sell  calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign  securities the
Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration (or it can do so for additional cash  consideration  identified on its books) upon  conversion  or exchange of other  foreign  currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances,  the Fund covers the option by maintaining and identifying  cash,
U.S.  government  securities or other liquid,  high grade debt  securities in an amount equal to the exercise price of the option.

     o Risks of Hedging with Options and Futures. The use of hedging instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities might affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments  in a short  hedge,  the market may advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

     o Forward  Contracts.  Forward  contracts  are  foreign  currency  exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar  price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S.  dollar and a foreign  currency.  The Fund  limits its  exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency or a  closely-correlated  currency.  The
Fund may also use  "cross-hedging"  where the Fund  hedges  against  changes  in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short  positions in these cases by  identifying  on its books  assets  having a value  equal to the  aggregate  amount of the Fund's commitment  under  forward  contracts.  The Fund  will not  enter  into  forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

     o  Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this Statement of Additional Information.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  advisor as the Fund (or an advisor  that is an affiliate of the Fund's advisor). The exchanges also impose position limits on Futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under  interpretations  of staff  members of the SEC  regarding  applicable provisions of the Investment  Company Act, when the Fund purchases a future,  it must  segregate cash or readily  marketable  short-term  debt  instruments in an amount  equal to the  purchase  price of the  future,  less the  margin  deposit applicable to it.

     o Tax Aspects of Certain  Hedging  Instruments.  Certain  foreign  currency exchange  contracts  in which the Fund may invest are treated as  "Section  1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40% short-term capital  gains or losses  under the Code.  However,  foreign  currency  gains or losses arising from Section 1256 contracts that are forward contracts  generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the  Fund  at the  end of  each  taxable  year  are  "marked-to-market,"  and unrealized  gains or losses are  treated  as though  they were  realized.  These contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment company  distributions and for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

     Under the Internal  Revenue Code, the following gains or losses are treated as
ordinary income or loss:

     (1) gains or losses  attributable  to  fluctuations  in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such receivables or pays such liabilities, and

     (2) gains or losses  attributable to fluctuations in the value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's  investment  company  income  available  for  distribution  to its shareholders.

     |X| Investment in Other Investment Companies.  As a non-fundamental policy, the Fund generally  cannot invest in securities of other  investment  companies, except to the extent  permitted  under the Investment  Company Act, the rules or regulations  thereunder or any exemption  therefrom,  as such statute,  rules or regulations may be amended or interpreted  from time to time. To the extent that the Fund can invest in shares of other investment  companies,  those investments can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment  Company Act that apply to those types of investments. For example, the Fund can invest in exchange-traded funds, which are  typically  open-end  funds or unit  investment  trusts,  listed  on a stock exchange.  The Fund might do so as a way of gaining  exposure to the segments of the equity or fixed-income  markets  represented by the  exchange-traded  fund's portfolio  at  times  when  the  Fund  may not be able  to buy  those  portfolio securities directly. An investment in another investment company may involve the payment of  substantial  premiums above the value of such  investment  company's portfolio  securities and is subject to limitations under the Investment Company
Act. The Fund does not intend to invest in other investment companies unless the
Manager  believes  that the  potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a  shareholder  is an  investment company,  the Fund  would be  subject to its  ratable  share of that  investment company's expenses,  including its advisory and administration fees. At the same time, the Fund would bear its own management fees and other  expenses.  The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

     |X| Temporary  Defensive  Investments.  When market,  economic or political conditions are unstable,  or the Manager believes it is otherwise appropriate to reduce  holdings in stocks,  the Fund can invest in a variety of debt securities for  defensive  purposes.  The Fund  can  also  purchase  these  securities  for liquidity  purposes to meet cash needs due to the redemption of Fund shares,  or to hold while waiting to reinvest cash received from the sale of other portfolio securities.  The Fund can  buy:  o  high-quality  (rated  in the top two  rating categories  of  nationally-recognized  rating  organizations  or  deemed  by the
Manager to be of  comparable  quality),  short-term  money  market  instruments, including  those issued by the U. S. Treasury or other  government  agencies,  o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies),  o short-term debt obligations of corporate  issuers, o certificates of deposit and bankers'  acceptances  of domestic and foreign  banks and savings and loan associations, and o repurchase agreements.

     These  short-term debt  securities  would be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.  If securities of foreign companies are selected,  the issuer must have assets of at least (U.S.) $1 billion.

Other Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

     o 67%  or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o     more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's  principal  investment  policies  are  described in the
Prospectus.

     |X| Does the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

     o The Fund cannot buy securities or other instruments  issued or guaranteed by any one  issuer if more  than 5% of its total  assets  would be  invested  in securities or other instruments of that issuer or if it would then own more than
10% of that issuer's voting  securities.  This limitation  applies to 75% of the
Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

     o The Fund  cannot  make loans,  except to the extent  permitted  under the
Investment  Company Act, the rules or  regulations  thereunder  or any exemption therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

     o The Fund may not borrow  money,  except as  permitted  by the  Investment
Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

     o The  Fund  cannot  invest  25% or more  of its  total  assets  in any one industry.  That limit does not apply to  securities  issued or guaranteed by the
U.S.  government or its agencies and  instrumentalities  or securities issued by investment companies.

     o The Fund cannot invest in real estate,  physical commodities or commodity contracts,  except to the extent permitted under the Investment Company Act, the rules or  regulations  thereunder or any exemption  therefrom,  as such statute, rules or regulations may be amended or interpreted from time to time.

     o The Fund cannot  underwrite  securities of other  companies.  A permitted exception is in case it is deemed to be an underwriter  under the Securities Act of 1933 when reselling any securities held in its own portfolio.

     o The Fund cannot issue senior  securities,  except to the extent permitted under the  Investment  Company Act, the rules or  regulations  thereunder or any exemption  therefrom,  as such statute,  rules or regulations  may be amended or interpreted from time to time.

     Certain  of the above  restrictions  apply to the Fund  only to the  extent required by the Investment  Company Act, the rules or regulations  thereunder or any exemption therefrom.  If the applicable provisions of the Investment Company
Act, the rules or regulations or any exemption should change, those restrictions will  automatically  change to reflect  the new  requirements.  Therefore  those fundamental  policies may be changed  without  notice and without a  shareholder vote.

     Currently,  under the Investment Company Act, a mutual fund may borrow only from banks and the maximum  amount it may borrow is up to one-third of its total assets  (including the amount  borrowed less all  liabilities  and  indebtedness other  than  borrowing),  except  that a fund may  borrow  up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a  rebuttable  presumption  that a loan is  temporary  if it is  repaid within 60 days and not extended or renewed. Also, presently under the Investment
Company  Act the Fund may lend its  portfolio  securities  in an  amount  not to exceed 33 1/3 percent of the value of its total assets.  In addition,  currently the Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities.  Presently, under the Investment  Company Act a registered  mutual fund cannot make any commitment as an  underwriter,  if  immediately  thereafter  the amount of its  outstanding underwriting  commitments,  plus the value of its  investments  in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities,  exceeds  twenty-five percent of the value of its total assets.

     |X| Does the Fund Have Additional  Restrictions  That Are Not "Fundamental"
Policies?  The Fund has  additional  operating  policies which are stated below, that are not  "fundamental,"  and which can be changed by the Board of  Trustees without shareholder approval.

     o The Fund cannot invest in the securities of other  registered  investment companies or registered unit investment  trusts in reliance on sub-paragraph (F)
or (G) of Section 12(d)(1) of the Investment Company Act.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund  makes an  investment  (except  in the case of  borrowing  and investments in illiquid  securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications set forth in
Appendix  A  to  this  Statement  of  Additional  Information.  This  is  not  a
fundamental policy.

     Disclosure  of  Portfolio  Holdings.  The Fund  has  adopted  policies  and procedures  concerning  the  dissemination  of  information  about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer   Agent.   These  policies  are  designed  to  assure  that  non-public information  about  portfolio  securities is  distributed  only for a legitimate business  purpose,  and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that  information from being used in a way that could negatively  affect the Fund's  investment  program or enable third parties to use that information in a manner that is harmful to the Fund.

     o Public  Disclosure.  The  Fund's  portfolio  holdings  are made  publicly available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of  Investments  on Form  N-Q,  which  are  publicly  available  at the SEC.  In addition,  the top 10 or  more  holdings  are  posted  on the  OppenheimerFunds'
website  at  www.oppenheimerfunds.com  in the  "Fund  Profiles"  section.  Other general  information about the Fund's portfolio  investments,  such as portfolio composition  by asset  class,  industry,  country,  currency,  credit  rating or maturity, may also be posted with a 15-day lag.

     Until publicly  disclosed,  the Fund's portfolio  holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's  investments and providing portfolio  information  to a  variety  of  third  parties  to  assist  with  the management,  distribution and administrative  process, the need for transparency must be  balanced  against  the risk that third  parties  who gain access to the
Fund's portfolio  holdings  information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the
Fund is able to obtain in  portfolio  transactions  or the  availability  of the securities that portfolio managers are trading on the Fund's behalf.

     The Manager and its subsidiaries and affiliates,  employees,  officers, and
directors,   shall  neither  solicit  nor  accept  any   compensation  or  other
consideration  (including  any  agreement  to maintain  assets in the Fund or in other investment  companies or accounts managed by the Manager or any affiliated person  of the  Manager)  in  connection  with  the  disclosure  of  the  Fund's non-public portfolio holdings.  The receipt of investment advisory fees or other fees and  compensation  paid to the  Manager  and its  subsidiaries  pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration"  for these purposes.  It is a violation of the Code of Ethics for any  covered  person to  release  holdings  in  contravention  of  portfolio holdings disclosure policies and procedures adopted by the Fund.

     A list  of the top 10 or  more  portfolio  securities  holdings  (based  on invested  assets),  listed by security or by issuer, as of the end of each month may be disclosed to third parties  (subject to the  procedures  below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund's  complete  portfolio  holdings  may be  disclosed  no sooner  than
30-days after the relevant  month-end,  subject to the procedures  below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

     o The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

     o Senior  officers  (a Senior  Vice  President  or above) in the  Manager's
Portfolio and Legal  departments must approve the completed  request for release of Fund portfolio holdings; and

     o The  third-party  recipient  must sign the Manager's  portfolio  holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly  available  regarding the Fund's holdings  confidential and agreeing not to trade directly or indirectly based on the information.

     The Fund's  complete  portfolio  holdings  positions may be released to the following  categories of entities or individuals  on an ongoing basis,  provided that such entity or  individual  either (1) has signed an agreement to keep such information  confidential  and not trade on the basis of such information or (2)
is subject to fiduciary  obligations,  as a member of the Fund's Board, or as an employee,  officer  and/or  director of the  Manager,  Distributor,  or Transfer
Agent,  or their  respective  legal  counsel,  not to disclose such  information except in conformity  with these  policies and  procedures  and not to trade for his/her personal account on the basis of such information:

     o Employees of the Fund's Manager,  Distributor and Transfer Agent who need to have access to such  information  (as  determined by senior  officers of such entity),

     o The Fund's certified public accountants and independent registered public accounting firm,

     o Members of the Fund's Board and the Board's legal  counsel,  o The Fund's custodian bank,

o     A proxy voting service designated by the Fund and its Board,

o     Rating/ranking organizations (such as Lipper and Morningstar),

     o Portfolio  pricing services  retained by the Manager to provide portfolio security prices, and\

     o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

     Portfolio holdings  information of the Fund may be provided,  under limited circumstances,  to  brokers  and/or  dealers  with whom the Fund  trades  and/or
entities  that  provide  investment   coverage  and/or  analytical   information
regarding the Fund's portfolio,  provided that there is a legitimate  investment reason for  providing  the  information  to the broker,  dealer or other entity.
Month-end portfolio holdings information may, under this procedure,  be provided to vendors providing research  information and/or analytics to the fund, with at least a 15-day delay after the month end,  but in certain  cases may be provided to a broker or analytical  vendor with a 1-2 day lag to facilitate the provision of requested  investment  information  to the manager to facilitate a particular trade or the  portfolio  manager's  investment  process for the Fund.  Any third party  receiving  such  information  must  first  sign the  Manager's  portfolio
holdings   non-disclosure   agreement  as  a  pre-condition  to  receiving  this
information.

     Portfolio holdings information (which may include information on individual securities  positions  or multiple  securities)  may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio  trading,  and (2) by the members of the Manager's  Security Valuation
Group and Accounting  Departments in connection with portfolio  pricing or other portfolio evaluation purposes:

     o Brokers and dealers in connection with portfolio transactions  (purchases and sales)

     o Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)

     o Dealers to obtain price  quotations  where the fund is not  identified as the owner

     Portfolio holdings information (which may include information on the Fund's entire  portfolio or  individual  securities  therein) may be provided by senior officers  of the  Manager  or  attorneys  on the  legal  staff  of the  Manager,
Distributor, or Transfer Agent, in the following circumstances:

     o Response to legal  process in  litigation  matters,  such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

     o Response to regulatory  requests for  information  (the SEC, NASD,  state securities regulators, and/or foreign securities authorities,  including without limitation  requests for  information in  inspections or for position  reporting purposes),

     o To potential  sub-advisers  of  portfolios  (pursuant to  confidentiality agreements),

     o To consultants for retirement plans for plan  sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

     o Investment  bankers in connection  with merger  discussions  (pursuant to confidentiality agreements)

     Portfolio  managers and analysts may, subject to the Manager's  policies on communications with the press and other media, discuss portfolio  information in interviews  with members of the media,  or in due diligence or similar  meetings with  clients  or  prospective  purchasers  of Fund  shares  or their  financial intermediary representatives.

     The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity  in the Fund's  portfolio  to meet  redemptions),  receive  redemption proceeds of their Fund shares paid as pro rata shares of securities  held in the
Fund's  portfolio.  In such  circumstances,  disclosure of the Fund's  portfolio holdings may be made to such shareholders.

     The Chief Compliance Officer of the Fund and the Manager,  Distributor, and
Transfer  Agent  (the  "CCO")  shall  oversee  the  compliance  by the  Manager,
Distributor,  Transfer  Agent,  and their  personnel  with  these  policies  and procedures.  At least annually, the CCO shall report to the Fund's Board on such compliance  oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year  pursuant to these  policies.  The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make  recommendations  to the Board as to any amendments  that the CCO  believes are  necessary  and  desirable  to carry out or improve  these policies and procedures.

     The Manager and/or the Fund have entered into ongoing  arrangements to make available  information about the Fund's portfolio  holdings.  One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities
ABN AMRO
Advest
AG Edwards
American Technology Research
Auerbach Grayson
Banc of America Securities
Barclays
Baseline
Bear Stearns
Belle Haven
Bloomberg
BNP Paribas
BS Financial Services
Buckingham Research Group
Caris & Co.
CIBC World Markets
Citigroup
Citigroup Global Markets
Collins Stewart
Craig-Hallum Capital Group LLC
Credit Agricole Cheuvreux N.A. Inc.
Credit Suisse First Boston
Daiwa Securities
Davy
Deutsche Bank
Deutsche Bank Securities
Dresdner Kleinwort Wasserstein
Emmet & Co
Empirical Research
Enskilda Securities
Essex Capital Markets
Exane BNP Paribas
Factset
Fidelity Capital Markets
Fimat USA Inc.
First Albany
First Albany Corporation
Fixed Income Securities
Fortis Securities
Fox-Pitt, Kelton
Friedman, Billing, Ramsey
Fulcrum Global Partners
Garp Research
George K Baum & Co.
Goldman
Goldman Sachs
HSBC
HSBC Securities Inc
ING Barings
ISI Group
Janney Montgomery
Jefferies
Jeffries & Co.
JP Morgan
JP Morgan Securities
JPP Eurosecurities
Keefe, Bruyette & Woods
Keijser Securities
Kempen & Co. USA Inc.
Kepler Equities/Julius Baer Sec
KeyBanc Capital Markets
Leerink Swan
Legg Mason
Lehman
Lehman Brothers
Lipper
Loop Capital Markets
MainFirst Bank AG
Makinson Cowell US Ltd
Maxcor Financial
Merrill
Merrill Lynch
Midwest Research
Mizuho Securities
Morgan Stanley
Morningstar
Natexis Bleichroeder
Ned Davis Research Group
Nomura Securities
Pacific Crest
Pacific Crest Securities
Pacific Growth Equities
Petrie Parkman
Pictet
Piper Jaffray Inc.
Plexus
Prager Sealy & Co.
Prudential Securities
Ramirez & Co.
Raymond James
RBC Capital Markets
RBC Dain Rauscher
Research Direct
Robert W. Baird
Roosevelt & Cross
Russell Mellon
Ryan Beck & Co.
Sanford C. Bernstein
Scotia Capital Markets
SG Cowen & Co.
SG Cowen Securities
Soleil Securities Group
Standard & Poors
Stone & Youngberg
SWS Group
Taylor Rafferty
Think Equity Partners
Thomas Weisel Partners
UBS
Wachovia
Wachovia Corp
Wachovia Securities
Wescott Financial
William Blair
Yieldbook

How the Fund is Managed

     Organization and History. The Fund is an open-end,  diversified  management investment  company with an unlimited number of authorized  shares of beneficial interest.  The  Fund  was  organized  as a  Maryland  corporation  in  1972  and reorganized as a Massachusetts business trust in October 1985.

     |X| Classes of Shares.  The Trustees are  authorized,  without  shareholder approval,  to create new series and classes of shares,  to  reclassify  unissued shares into additional  series or classes and to divide or combine the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting rights,  preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment  portfolio.  Only retirement  plans  may  purchase  Class N  shares.  Only  certain  institutional investors may purchase Class Y shares. Each class of shares:

o     has its own dividends and distributions,

o     pays certain expenses which may be different for the different classes,

o     will generally have a different net asset value,

     o will generally have separate  voting rights on matters in which interests of one class are different from interests of another class, and

o     votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at  shareholder  meetings,  with  fractional  shares voting  proportionally,  on matters  submitted to a vote of shareholders.  Each share of the Fund represents an  interest  in the Fund  proportionately  equal to the  interest of each other share of the same class.

     |X| Meetings of Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of shareholders,  but may hold shareholder  meetings from time to time on important matters  or  when  required  to do so by the  Investment  Company  Act or  other applicable  law.  Shareholders  have the right,  upon a vote or  declaration  in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

     |X|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer  of  shareholder  or Trustee  liability  for the
Fund's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally  liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall  assume the defense of any claim made against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy  any  judgment on that claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

     Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Board of Trustees  has an Audit  Committee,  a  Regulatory  & Oversight
Committee,  a Governance  Committee  and a Proxy  Committee.  Each  committee is comprised  solely  of  Trustees  who  are not  "interested  persons"  under  the
Investment  Company Act (the "Independent  Trustees").  The members of the Audit
Committee are Joel W. Motley (Chairman),  Mary F. Miller, Kenneth A. Randall and
Joseph M. Wikler.  The Audit  Committee held 6 meetings during the Fund's fiscal year  ended  August  31,  2005.  The Audit  Committee  furnishes  the Board with recommendations  regarding  the selection of the Fund's  independent  registered public accounting firm (also referred to as the "independent  Auditors").  Other main functions of the Audit Committee  outlined in the Audit Committee  Charter, include,  but are not  limited  to:  (i) reviewing  the  scope  and  results  of financial  statement audits and the audit fees charged;  (ii) reviewing  reports from the Fund's independent  Auditors  regarding the Fund's internal  accounting procedures  and controls;  (iii) reviewing  reports from the Manager's  Internal
Audit Department;  (iv) maintaining a separate line of communication between the
Fund's  independent  Auditors and the Independent  Trustees;  (v) reviewing  the independence of the Fund's  independent  Auditors;  and  (vi) pre-approving  the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services,  that are not prohibited by the  Sarbanes-Oxley  Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the  Regulatory  & Oversight  Committee  are Robert G. Galli
(Chairman),  Matthew P. Fink, Phillip A. Griffiths,  Joel W. Motley and Brian F.
Wruble.  The Regulatory & Oversight  Committee held 6 meetings during the Fund's fiscal  year  ended  August 31,  2005.  The  Regulatory  &  Oversight  Committee
evaluates  and  reports  to the Board on the  Fund's  contractual  arrangements, including the Investment Advisory and Distribution  Agreements,  transfer agency and  shareholder  service  agreements  and  custodian  agreements as well as the policies  and  procedures  adopted  by the Fund to  comply  with the  Investment
Company Act and other  applicable  law,  among other  duties as set forth in the
Regulatory & Oversight Committee's Charter.

     The  members  of  the  Governance   Committee  are,  Phillip  A.  Griffiths
(Chairman),  Kenneth A. Randall,  Russell S. Reynolds, Jr. and Peter I Wold. The
Governance  Committee held 7 meetings during the Fund's fiscal year ended August
31, 2005. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops  qualification criteria for
Board members  consistent  with the Fund's  governance  guidelines,  among other duties set forth in the Governance Committee's Charter.

     The  Governance  Committee's  functions  also  include  the  selection  and nomination  of  Trustees,  including  Independent  Trustees  for  election.  The
Governance  Committee may, but need not, consider the advice and  recommendation of the Manager and its affiliates in selecting  nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

     To date,  the  Governance  Committee has been able to identify from its own resources  an ample  number  of  qualified  candidates.  Nonetheless,  under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance  Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance  Committee will consider  nominees  recommended by Independent  Board members or  recommended  by any other  Board  members  including  Board  members affiliated  with the Fund's  Manager.  The Governance  Committee may, upon Board approval,  retain an  executive  search  firm to assist in  screening  potential candidates.  Upon Board  approval,  the  Governance  Committee  may also use the services of legal,  financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing  their  submission to the offices of OppenheimerFunds,  Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008,  to the attention of the Board of Trustees of Oppenheimer Growth Fund, c/o the Secretary of the Fund.

     Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business,  educational,  and/or other pertinent background of the person being recommended;  (2) a statement  concerning whether the person is an "interested  person" as defined in the Investment  Company Act; (3) any other information  that the Fund would be  required  to  include in a proxy  statement concerning the person if he or she was  nominated;  and (4) the name and address
of  the  person  submitting  the  recommendation   and,  if  that  person  is  a
shareholder,  the period for which that  person held Fund  shares.  Shareholders should note that a person who owns  securities  issued by  Massachusetts  Mutual
Life  Insurance  Company (the parent  company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other
relationships   with   Massachusetts   Mutual  Life  Insurance  Company  or  its
subsidiaries,  with registered broker-dealers,  or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established  specific  qualifications that it believes must be met by a trustee nominee.  In evaluating  trustee  nominees,
the  Governance  Committee  considers,   among  other  things,  an  individual's
background,  skills,  and  experience;  whether the individual is an "interested person" as defined in the  Investment  Company Act;  and whether the  individual would be deemed an "audit  committee  financial  expert"  within the  meaning of applicable  SEC rules.  The  Governance  Committee  also  considers  whether the individual's background,  skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no  differences in the manner in which the  Governance  Committee  evaluates nominees  for  trustees  based  on  whether  the  nominee  is  recommended  by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective  and skills  necessary  to  effectively  advance  the  interests  of shareholders.

     The members of the Proxy Committee are Russell S. Reynolds, Jr. (Chairman),
Matthew P. Fink and Mary F. Miller.  The Proxy  Committee  held 1 meeting during the Fund's fiscal year ended August 31, 2005. The Proxy  Committee  provides the
Board with  recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  Independent  Trustee.  All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer International Growth Fund
                                           Oppenheimer   International   Large  Cap
Oppenheimer AMT-Free New York Municipals   Core Fund
                                           Oppenheimer  International Small Company
Oppenheimer Balanced Fund                  Fund
Oppenheimer California Municipal Fund      Oppenheimer International Value Fund
                                           Oppenheimer   Limited  Term   California
Oppenheimer Capital Appreciation Fund      Municipal Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund           Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund      OFI Tremont Market Neutral Hedge Fund
                                           Oppenheimer  Tremont Market Neutral Fund
Oppenheimer Gold & Special Minerals Fund   LLC
Oppenheimer Growth Fund                    Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust

     In  addition  to being a director  or trustee of each of the Board I Funds,
Messrs. Galli and Wruble are directors or trustees of ten other portfolios,  and
Messrs.   Wikler  and  Wold  are  trustees  of  one  other  portfolio,   in  the
OppenheimerFunds complex.

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value  without  sales  charge.  The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

     Messrs. Gillespie, Murphy, Petersen, Poiesz, Vandehey, Vottiero, Wixted and
Zack and Mss.  Bloomberg and Ives,  who are officers of the Fund,  hold the same offices  with one or more of the other Board I Funds.  As of October 6, 2004 the
Trustees and officers of the Fund, as a group,  owned of record or  beneficially less than 1% of any class of shares of the Fund.  The foregoing  statement  does not reflect  ownership of shares held of record by an employee  benefit plan for employees of the Manager,  other than the shares  beneficially  owned under that plan  by the  officers  of the  Fund  listed  above.  In  addition,  none of the
Independent Trustees (nor any of their immediate family members) owns securities of either the Manager,  or the Distributor of the Board I Funds or of any entity directly or indirectly  controlling,  controlled by or under common control with the Manager, or the Distributor.

     Affiliated Transactions and Material Business  Relationships.  Mr. Reynolds
has reported he has a controlling  interest in The Directorship Group, Inc. (the
"Directorship  Group"),  a director  recruiting  firm that  provided  consulting services to  Massachusetts  Mutual Life Insurance  Company  (which  controls the
Manager) for fees of $137,500 for calendar  year ended  December 31,  2002.  Mr.
Reynolds  reported  that  the  Directorship  Group  did not  provide  consulting services to  Massachusetts  Mutual Life  Insurance  Company  during the calendar years ended  December 31,  2003 and 2004 and does not expect to provide any such services in the calendar year ending December 31, 2005.

     The Independent  Trustees have unanimously  (except for Mr.  Reynolds,  who abstained) determined that the consulting  arrangements between the Directorship
Group and Massachusetts Mutual Life Insurance Company were not material business or professional  relationships that would compromise Mr. Reynolds's status as an
Independent  Trustee.  Nonetheless,  to assure certainty as to determinations of the Board and the  Independent  Trustees as to matters upon which the Investment
Company  Act  or  the  rules  thereunder  require  approval  by  a  majority  of
Independent  Trustees,  Mr.  Reynolds  will  not  be  counted  for  purposes  of determining  whether a quorum of  Independent  Trustee  was present or whether a majority of Independent Trustees approved the matter.

     Biographical  Information.  The Trustees and officers, their positions with the Fund,  length of service in such  position(s) and principal  occupations and business  affiliations  during at least the past  five  years are  listed in the
charts  below.  The  charts  also  include   information  about  each  Trustee's
beneficial  share ownership in the Fund and in all of the registered  investment companies  that  the  Trustee  oversees  in  the  Oppenheimer  family  of  funds
("Supervised  Funds").  Ms.  Miller was elected to certain  Board I Funds during
2004 and did not hold  shares of Board I Funds  during the  calendar  year ended
December 31, 2004. Mr. Fink was elected to the Board I Funds in 2005 and did not hold shares of Board I Funds during the calendar year ended  December 31,  2004.
The  address  of  each  Trustee  in the  chart  below  is 6803  S.  Tucson  Way,
Centennial,  Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

  --------------------------------------------------------------------------------------
                                  Independent Trustees
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Name,             Principal Occupation(s) During the Past 5     Dollar     Aggregate
                                                                              Dollar
                                                                             Range Of
                                                                 Range of     Shares
  Position(s) Held                                                Shares    Beneficially
  with the Fund,    Years; Other Trusteeships/Directorships    Beneficially  Owned in
  Length of         Held; Number of Portfolios in the Fund       Owned in   Supervised
  Service, Age      Complex Currently Overseen                   the Fund      Funds
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
                                                               As of December 31, 2004
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Clayton K.        Director  of  American   Commercial  Lines $50,001-$100,Over
  Yeutter,          (barge   company)  (since  January  2005);              $100,000
  Chairman of the   Attorney  at Hogan &  Hartson  (law  firm)
  Board of          (since  June  1993);  Director  of Covanta
  Trustees since    Holding  Corp.  (waste-to-energy  company)
  2003,             (since  2002);  Director  of  Weyerhaeuser
  Trustee since     Corp.   (1999-April  2004);   Director  of
  1993              Caterpillar,  Inc.  (1993-December  2002);
  Age: 74           Director  of  ConAgra  Foods  (1993-2001);
                    Director     of     Texas      Instruments
                    (1993-2001);  Director of FMC  Corporation
                    (1993-2001).  Oversees  38  portfolios  in
                    the OppenheimerFunds complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Matthew P. Fink,  Trustee  of  the  Committee  for  Economic None         None
  Trustee since     Development  (policy research  foundation)
  2005              (since  2005);  Director of ICI  Education
  Age: 64           Foundation  (education  foundation) (since
                    October    1991);    President    of   the
                    Investment    Company   Institute   (trade
                    association) (1991-2004);  Director of ICI
                    Mutual   Insurance   Company    (insurance
                    company)    (1991-2004).    Oversees    38
                    portfolios    in   the    OppenheimerFunds
                    complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Robert G. Galli,  A    director    or   trustee   of   other None         Over
  Trustee since     Oppenheimer funds.  Oversees 48 portfolios              $100,000
  1993              in the OppenheimerFunds complex.
  Age: 72

  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Phillip A.        Director of GSI Lumonics  Inc.  (precision None         Over
  Griffiths,        medical equipment  supplier) (since 2001);              $100,000
  Trustee since     Trustee of Woodward  Academy (since 1983);
  1999              Senior  Advisor  of The  Andrew W.  Mellon
  Age: 67           Foundation  (since  2001);  Member  of the
                    National   Academy  of   Sciences   (since
                    1979);     Member    of    the    American
                    Philosophical    Society   (since   1996);
                    Council   on  Foreign   Relations   (since
                    2002);   Director  of  the  Institute  for
                    Advanced  Study  (1991-2004);  Director of
                    Bankers   Trust   New   York   Corporation
                    (1994-1999).  Oversees  38  portfolios  in
                    the OppenheimerFunds complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Mary F. Miller,   Trustee   of   the    American    Symphony None         None
  Trustee since     Orchestra  (not-for-profit) (since October
  2005              1998);   and  Senior  Vice  President  and
  Age: 63           General   Auditor  of   American   Express
                    Company   (financial   services   company)
                    (July  1998-February  2003).  Oversees  38
                    portfolios    in   the    OppenheimerFunds
                    complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Joel W. Motley,   Director  of  Columbia  Equity   Financial None         Over
  Trustee since     Corp.  (privately-held  financial adviser)              $100,000
  2002              (since   2002);   Managing   Director   of
  Age: 53           Carmona   Motley,   Inc.   (privately-held
                    financial  adviser)  (since January 2002);
                    Managing   Director   of  Carmona   Motley
                    Hoffman  Inc.  (privately-held   financial
                    adviser)  (January   1998-December  2001);
                    Member   of   the   Finance   and   Budget
                    Committee   of  the   Council  on  Foreign
                    Relations,  the  Investment  Committee  of
                    the  Episcopal  Church  of  America,   the
                    Investment   Committee   of  Human  Rights
                    Watch  and  the  Investment  Committee  of
                    Historic   Hudson   Valley.   Oversees  38
                    portfolios    in   the    OppenheimerFunds
                    complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Kenneth A.        Director  of  Dominion   Resources,   Inc. $1-$10,000   Over
  Randall,          (electric  utility holding company) (since              $100,000
  Trustee since     February  1972);  Former Director of Prime
  1985              Retail,   Inc.  (real  estate   investment
  Age: 78           trust),  Dominion  Energy  Inc.  (electric
                    power and oil & gas producer),  Lumbermens
                    Mutual    Casualty    Company,    American
                    Motorists  Insurance  Company and American
                    Manufacturers  Mutual  Insurance  Company;
                    Former   President  and  Chief   Executive
                    Officer  of  The  Conference  Board,  Inc.
                    (international   economic   and   business
                    research).  Oversees 38  portfolios in the
                    OppenheimerFunds complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Russell S.        Chairman   of  The   Directorship   Search None         Over
  Reynolds, Jr.,    Group,    Inc.    (corporate    governance              $100,000
  Trustee since     consulting   and   executive   recruiting)
  1989              (since    1993);     Life    Trustee    of
  Age: 73           International       House      (non-profit
                    educational organization);  Former Trustee
                    of The  Historical  Society of the Town of
                    Greenwich.  Oversees 38  portfolios in the
                    OppenheimerFunds complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Joseph M. Wikler, Director of the following  medical  device None         $50,001-$100,000
  Trustee since     companies:   Medintec   (since  1992)  and
  2005              Cathco  (since  1996);  Director  of Lakes
  Age: 64           Environmental  Association  (since  1996);
                    Member of the Investment  Committee of the
                    Associated  Jewish  Charities of Baltimore
                    (since 1994);  Director of Fortis/Hartford
                    mutual   funds    (1994-December    2001).
                    Oversees    39     portfolios    in    the
                    OppenheimerFunds complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Peter I. Wold,    President  of Wold  Oil  Properties,  Inc. None         Over
  Trustee since     (oil and gas  exploration  and  production              $100,000
  2005              company)  (since  1994);  Vice  President,
  Age: 57           Secretary  and  Treasurer  of  Wold  Trona
                    Company,  Inc.  (soda ash  processing  and
                    production)  (since 1996);  Vice President
                    of Wold Talc Company,  Inc.  (talc mining)
                    (since   1999);    Managing    Member   of
                    Hole-in-the-Wall  Ranch (cattle  ranching)
                    (since  1979);  Director  and  Chairman of
                    the Denver  Branch of the Federal  Reserve
                    Bank  of  Kansas  City  (1993-1999);   and
                    Director    of    PacifiCorp.    (electric
                    utility)    (1995-1999).    Oversees    39
                    portfolios    in   the    OppenheimerFunds
                    complex.
  --------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------
  Brian F. Wruble,  General Partner of Odyssey Partners,  L.P. None         Over
  Trustee since     (hedge  fund)  (since   September   1995);              $100,000
  2005              Director  of Special  Value  Opportunities
  Age: 62           Fund, LLC (registered  investment company)
                    (since   September   2004);   Director  of
                    Zurich   Financial   Investment   Advisory
                    Board  (affiliate of the Manager's  parent
                    company)  (since October  2004);  Board of
                    Governing    Trustees   of   The   Jackson
                    Laboratory   (non-profit)   (since  August
                    1990);   Trustee  of  the   Institute  for
                    Advanced  Study  (non-profit   educational
                    institute)   (since  May  1992);   Special
                    Limited  Partner  of  Odyssey   Investment
                    Partners,  LLC (private equity investment)
                    (January  1999-September 2004); Trustee of
                    Research  Foundation  of AIMR  (2000-2002)
                    (investment     research,     non-profit);
                    Governor,  Jerome Levy Economics Institute
                    of  Bard  College  (August  1990-September
                    2001)  (economics  research);  Director of
                    Ray &  Berendtson,  Inc.  (May  2000-April
                    2002)  (executive  search firm).  Oversees
                    48  portfolios  in  the   OppenheimerFunds
                    complex.
  --------------------------------------------------------------------------------------

     The  address  of Mr.  Murphy is Two World  Financial  Center,  225  Liberty
Street,  11th Floor,  New York,  New York  10281-1008.  Mr.  Murphy  serves as a
Trustee for an  indefinite  term and as an officer for an  indefinite  term,  or
until  his  resignation,   retirement,  death  or  removal.  Mr.  Murphy  is  an
"Interested  Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

---------------------------------------------------------------------------------------
                            Interested Trustee and Officer
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the Past      Dollar     Aggregate
                                                                             Dollar
                                                                            Range Of
                                                                Range of     Shares
                    5 Years; Other                               Shares    Beneficially
Held with Fund,     Trusteeships/Directorships Held; Number   Beneficially  Owned in
Length of Service,  of Portfolios in the Fund Complex           Owned in   Supervised
Age                 Currently Overseen                          the Fund      Funds
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                              As of December 31, 2004
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John V. Murphy,     Chairman,  Chief  Executive  Officer  and None         Over
President since     Director  (since June 2001) and President              $100,000
2001 and Trustee    (since  September  2000) of the  Manager;
2001                President  and a  director  or trustee of
Age: 56             other  Oppenheimer  funds;  President and
                    Director   of   Oppenheimer   Acquisition
                    Corp.   ("OAC")  (the  Manager's   parent
                    holding   company)  and  of   Oppenheimer
                    Partnership   Holdings,   Inc.   (holding
                    company   subsidiary   of  the   Manager)
                    (since    July    2001);    Director   of
                    OppenheimerFunds     Distributor,    Inc.
                    (subsidiary   of  the   Manager)   (since
                    November 2001);  Chairman and Director of
                    Shareholder   Services,   Inc.   and   of
                    Shareholder   Financial  Services,   Inc.
                    (transfer   agent   subsidiaries  of  the
                    Manager)  (since  July  2001);  President
                    and Director of  OppenheimerFunds  Legacy
                    Program    (charitable    trust   program
                    established  by the Manager)  (since July
                    2001);    Director   of   the   following
                    investment  advisory  subsidiaries of the
                    Manager:    OFI    Institutional    Asset
                    Management,    Inc.,   Centennial   Asset
                    Management      Corporation,      Trinity
                    Investment  Management   Corporation  and
                    Tremont Capital  Management,  Inc. (since
                    November   2001),    HarbourView    Asset
                    Management  Corporation  and OFI  Private
                    Investments,   Inc.  (since  July  2001);
                    President  (since  November  1, 2001) and
                    Director    (since    July    2001)    of
                    Oppenheimer Real Asset Management,  Inc.;
                    Executive      Vice      President     of
                    Massachusetts   Mutual   Life   Insurance
                    Company  (OAC's  parent  company)  (since
                    February    1997);    Director   of   DLB
                    Acquisition  Corporation (holding company
                    parent of Babson Capital  Management LLC)
                    (since   June   1995);   Member   of  the
                    Investment  Company  Institute's Board of
                    Governors (since October 3,  2003); Chief
                    Operating    Officer   of   the   Manager
                    (September  2000-June  2001);   President
                    and  Trustee  of  MML  Series  Investment
                    Fund   and   MassMutual    Select   Funds
                    (open-end      investment      companies)
                    (November  1999-November 2001);  Director
                    of   C.M.    Life    Insurance    Company
                    (September 1999-August 2000);  President,
                    Chief  Executive  Officer and Director of
                    MML  Bay  State  Life  Insurance  Company
                    (September  1999-August  2000);  Director
                    of  Emerald  Isle  Bancorp  and  Hibernia
                    Savings Bank (wholly-owned  subsidiary of
                    Emerald  Isle  Bancorp)  (June  1989-June
                    1998).  Oversees  77  portfolios  in  the
                    OppenheimerFunds  complex  as a  director
                    or trustee and officer and an  additional
                    10 portfolios as an officer.
---------------------------------------------------------------------------------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Gillespie,  Poiesz  and Zack and Ms.  Bloomberg,  Two  World  Financial
Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Vandehey,  Vottiero,  and Wixted and Ms. Ives,  6803 S. Tucson Way,  Centennial,
Colorado 80112-3924.  Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
                             Other Officers of the Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
David Poiesz            Senior Vice President of the Manager since June 2004;  senior
Vice President and      portfolio manager at Merrill Lynch.  (October 2002-May 2004);
Portfolio Manager       founding partner of RiverRock,  a hedge fund product;  (April
since 2004              1999-July  2001);  portfolio  manager at Jennison  Associates
Age: 47                 (November  1992-March  1999).  An officer of 2 portfolios  in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice  President  and Chief  Compliance  Officer of the
Vice President and      Manager    (since    March   2004);    Vice    President   of
Chief Compliance        OppenheimerFunds   Distributor,    Inc.,   Centennial   Asset
Officer since 2004      Management Corporation and Shareholder Services,  Inc. (since
Age: 55                 June 1983).  Former Vice  President  and Director of Internal
                        Audit of the Manager  (1997-February  2004). An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President  and  Treasurer of the Manager  (since
Treasurer since 1999    March 1999);  Treasurer of the following:  HarbourView  Asset
Age: 46                 Management   Corporation,   Shareholder  Financial  Services,
                        Inc.,  Shareholder  Services,  Inc.,  Oppenheimer  Real Asset
                        Management    Corporation,    and   Oppenheimer   Partnership
                        Holdings,  Inc. (since March 1999), OFI Private  Investments,
                        Inc. (since March 2000), OppenheimerFunds  International Ltd.
                        (since May 2000),  OppenheimerFunds plc (since May 2000), OFI
                        Institutional  Asset Management,  Inc. (since November 2000),
                        and   OppenheimerFunds   Legacy  Program   (charitable  trust
                        program  established  by  the  Manager)  (since  June  2003);
                        Treasurer  and Chief  Financial  Officer of OFI Trust Company
                        (trust company  subsidiary of the Manager)  (since May 2000);
                        Assistant  Treasurer  of  the  following:  OAC  (since  March
                        1999),Centennial    Asset   Management   Corporation   (March
                        1999-October  2003)  and   OppenheimerFunds   Legacy  Program
                        (April  2000-June   2003);   Principal  and  Chief  Operating
                        Officer  of  Bankers  Trust   Company-Mutual   Fund  Services
                        Division   (March   1995-March   1999).   An  officer  of  87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice President of the Manager (since August 2002);
Assistant Treasurer     Manager/Financial   Product   Accounting   of   the   Manager
since 2004              (November  1998-July  2002).  An officer of 87  portfolios in
Age: 35                 the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Philip F. Vottiero,     Vice  President/Fund  Accounting of the Manager  (since March
Assistant Treasurer     2002);  Vice  President/Corporate  Accounting  of the Manager
since 2002              (July 1999-March  2002);  Chief Financial  Officer of Sovlink
Age: 42                 Corporation   (April   1996-June  1999).  An  officer  of  87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since  January 2004) and General
Secretary since 2001    Counsel  (since March 2002) of the Manager;  General  Counsel
Age: 57                 and  Director  of  the  Distributor  (since  December  2001);
                        General Counsel of Centennial  Asset  Management  Corporation
                        (since  December  2001);  Senior Vice  President  and General
                        Counsel of HarbourView  Asset Management  Corporation  (since
                        December  2001);  Secretary and General Counsel of OAC (since
                        November 2001);  Assistant  Secretary  (since September 1997)
                        and  Director  (since  November  2001)  of   OppenheimerFunds
                        International Ltd. and  OppenheimerFunds  plc; Vice President
                        and  Director  of  Oppenheimer   Partnership  Holdings,  Inc.
                        (since  December  2002);  Director of Oppenheimer  Real Asset
                        Management,   Inc.  (since   November   2001);   Senior  Vice
                        President,   General  Counsel  and  Director  of  Shareholder
                        Financial  Services,  Inc.  and  Shareholder  Services,  Inc.
                        (since  December  2001);   Senior  Vice  President,   General
                        Counsel and  Director of OFI Private  Investments,  Inc.  and
                        OFI Trust Company (since  November  2001);  Vice President of
                        OppenheimerFunds  Legacy  Program  (since June 2003);  Senior
                        Vice  President  and  General  Counsel  of OFI  Institutional
                        Asset  Management,  Inc. (since  November 2001);  Director of
                        OppenheimerFunds   (Asia)  Limited  (since   December  2003);
                        Senior  Vice  President  (May  1985-December   2003),  Acting
                        General Counsel (November  2001-February  2002) and Associate
                        General  Counsel  (May  1981-October  2001)  of the  Manager;
                        Assistant Secretary of the following:  Shareholder  Services,
                        Inc.  (May   1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November    1989-November   2001),   and
                        OppenheimerFunds  International Ltd. (September 1997-November
                        2001).  An officer of 87 portfolios  in the  OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June  1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the  Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary  (since
Age: 40                 October  2003) of the  Distributor;  Assistant  Secretary  of
                        Centennial  Asset  Management   Corporation   (since  October
                        2003); Vice President and Assistant  Secretary of Shareholder
                        Services,   Inc.   (since  1999);   Assistant   Secretary  of
                        OppenheimerFunds  Legacy  Program and  Shareholder  Financial
                        Services,  Inc. (since December 2001);  Assistant  Counsel of the  Manager  (August  1994-October  2003).  An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President  (since  June  1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the  Manager;
since 2004              Vice President  (since 1999) and Assistant  Secretary  (since
Age: 37                 October  2003) of the  Distributor;  Assistant  Secretary  of
                        Centennial  Asset  Management   Corporation   (since  October
                        2003); Vice President and Assistant  Secretary of Shareholder
                        Services,   Inc.   (since  1999);   Assistant   Secretary  of
                        OppenheimerFunds  Legacy  Program and  Shareholder  Financial
                        Services,  Inc. (since December 2001);  Assistant  Counsel of the  Manager  (August  1994-October  2003).  An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and  Deputy  General  Counsel of the
Assistant Secretary     Manager  (since  September  2004);  Mr.  Gillespie  held  the
since 2004              following  positions at Merrill Lynch Investment  Management:
Age: 41                 First  Vice   President   (2001-September   2004);   Director
                        (2000-September  2004)  and Vice  President  (1998-2000).  An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

|X|   Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The
Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended
August 31, 2005. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2004.

--------------------------------------------------------------------------------------
Name and Other Fund Aggregate Retirement  Estimated Total Benefits  Compensation
Accrued as Annual  Compensation  Position(s)  (as From the Part of Fund Benefits
Upon From the Fund applicable)  Fund(1) Expenses  Retirement(2) and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Clayton  K.  Yeutter  $6,662(3)  None  $86,171  $173,700  Chairman  of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink(4) $1,598 None $2,641 None Proxy Committee Member and Regulatory
&                  Oversight                   Committee                  Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli  $4,960  None  $100,824(5)  $237,312(6)  Regulatory  & Oversight
Committee                                                               Chairman
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip  A.  Griffiths  5,768(7)  None  $34,972  $142,092  Governance  Committee
Chairman      and      Regulatory     &     Oversight      Committee      Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F.  Miller(8)  Audit  Committee  Member and Proxy $3,439 None $7,128 $8,532
Committee                                                                 Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley  $5,783(9)  None $23,945  $150,760 Audit  Committee  Chairman and
Regulatory           &           Oversight            Committee           Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kenneth A. Randall $5,143 None(10)  $85,944  $134,080 Audit Committee Member and
Governance                            Committee                           Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Edward      V.      Regan(11)       $4,212      None      $70,977       $118,788
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell S. Reynolds,  $4,105 None $66,602 $106,792 Jr. Proxy Committee  Chairman
and                 Governance                  Committee                 Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Donald       W.        Spiro(12)        $431       None       None       $64,080
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph   M.   Wikler(13)   None   None  -   $23,000   Audit   Committee   Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter  I.   Wold(13)   Governance   Committee   None  None  -   $20,500   Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble(1(4))  Regulatory & Oversight  Committee None None $22,238(1(5))
$111,000(1(6))                                                            Member
--------------------------------------------------------------------------------------
1.   "Aggregate   Compensation   From  the  Fund"  includes  fees  and  deferred
compensation, if any.

     2. "Estimated  Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan benefits as described below under "Retirement Plan for Trustees."

     3. Includes $1,666 deferred by Mr. Yeutter under the "Deferred Compensation
Plan" described below.

     4. Mr.  Fink was  appointed  as a Board  member  of 10 of the Board I Funds effective  January 1, 2005 and was elected as a Board Member of all of the other
Board I Funds during 2005.

     5. Includes $45,840 estimated  benefits to be paid to Mr. Galli for serving as a  director  or trustee  of 10 other  Oppenheimer  funds that are not Board I
Funds.

     6.  Includes  $111,000  for  serving as a  director  or trustee of 10 other
Oppenheimer funds (at December 31, 2004) that are not Board I Funds.

     7.  Includes  $5,768   deferred  by  Mr.   Griffiths  under  the  "Deferred
Compensation Plan" described below.

     8. Ms.  Miller was  appointed  as a Board member of 13 of the Board I Funds effective  August 13, 2004 and of 9 of the Board I Funds  effective  October 26,
2004. She was elected as a Board member of all of the Board I Funds during 2005.

     9. Includes $2,313 deferred by Mr. Motley under the "Deferred  Compensation
Plan" described below.

     10. Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr. Randall.

     11. Mr. Regan retired as a Trustee of the Board I funds effective  June 30,
2005.

     12.  Mr.  Spiro  retired  as a  Trustee  of the  Board  I  funds  effective
October 31, 2004.

     13. Mr.  Wikler  and Mr.  Wold were  elected as Board  members of 23 of the
Board I Funds,  including  the Fund as of  August 17,  2005.  They had served as
Board members of the other 11 Board I Funds prior to that date.

     14. Mr.  Wruble  was  appointed  as Trustee of the Board I Funds  effective
October 10, 2005.

     15.  Estimated  benefits to be paid to Mr. Wruble for serving as a director or  trustee  of 10  other  Oppenheimer  funds  that are not  Board I Funds.  Mr.
Wruble's  service  as a  director  or  trustee of such funds will not be counted towards the fulfillment of his eligibility  requirements  for payments under the
Board I retirement plan, described below.

     16. For serving as a director or trustee of 10 other  Oppenheimer funds (at
December 31, 2004) that are not Board I Funds.

     |X|  Retirement  Plan for  Trustees.  Certain  Board I Funds have adopted a retirement  plan that  provides  for payments to retired  Independent  Trustees.
Payments are up to 80% of the average  compensation paid during a Trustee's five years of service in which the highest  compensation was received. A Trustee must serve as  director  or trustee  for any of the Board I Funds for at least  seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit.  The amount of retirement benefits a Trustee  will  receive  depends on the amount of the  Trustee's  compensation, including future compensation and the length of his or her service on the Board.

     |X|  Deferred  Compensation  Plan.  The  Board of  Trustees  has  adopted a
Deferred  Compensation Plan for Independent  Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income  per  share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of  compensation  to any Trustee.  Pursuant to an Order issued by the SEC, the Fund may invest in the funds  selected by the Trustee under the plan without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred compensation account.

     |X| Major Shareholders. As of October 6, 2004, the only persons or entities who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares were:

     Merrill  Lynch  Pierce  Fenner & Smith,  Inc.  for the sole  benefit of its customers,  Attn  Fund  Admn,  4800  Deer  Lake  Dr E  Fl  3,  Jacksonville,  Fl
32246-6484,  which owned  35,980.728  Class N shares  (6.72% of the  outstanding
Class N shares).

     Mass Mutual Life Insurance Co, Separate  Investment  Acct, Attn: N225, 1295
State Street,  Springfield,  MA 01111-0001,  which owned  2,317,164.406  Class Y shares (91.98% of the outstanding Class Y shares).

     IBT & Co, Cust Oppenheimerfunds Cap Accum Plan, Attn: MML037, 200 Clarendon
Street,  Fl 16, Boston,  MA  02116-5021,  who owned  152,872.818  Class Y shares
(6.06% of the outstanding Class Y shares).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

     |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

     |X| Portfolio  Proxy Voting.  The Fund has adopted  Portfolio  Proxy Voting
Policies  and  Procedures  under  which  the  Fund  votes  proxies  relating  to
securities   ("portfolio   proxies")  held  by  the  Fund.  The  Fund's  primary
consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio Proxy
Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The
Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a directly-controlled affiliate of the Manager  manages or administers the assets of a pension plan of a company soliciting the proxy.  The Fund's  Portfolio Proxy Voting  Guidelines on routine and non-routine proxy proposals are summarized below.

     o The Fund votes with the  recommendation  of the  issuer's  management  on routine  matters,  including  election of directors  nominated by management and ratification  of the  independent  registered  public  accounting  firm,  unless circumstances indicate otherwise.

     o In general, the Fund opposes  "anti-takeover"  proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.

     o The Fund supports  shareholder  proposals to reduce a super-majority vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.

o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.

o     The Fund opposes re-pricing of stock options.

     o The Fund generally  considers  executive  compensation  questions such as stock option plans and bonus plans to be ordinary  business  activity.  The Fund analyzes  stock option  plans,  paying  particular  attention to their  dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

     The Fund is  required to file Form N-PX,  with its  complete  proxy  voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

     |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business.  The portfolio manager of the Fund are  employed by the  Manager  and is the person who is  principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

 ------------------------------------------------------------------------------
   Fiscal Year ended 8/31:     Management Fees Paid to OppenheimerFunds, Inc.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2003                                $9,902,838
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2004                               $10,409,779
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2005                                $9,296,153
 ------------------------------------------------------------------------------

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the Fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     Portfolio  Manager.  The  Fund's  portfolio  is  managed  by  David  Poiesz
(referred to as the "Portfolio  Manager").  He is the person responsible for the day-to-day management of the Fund's investments.

    Other  Accounts  Managed.   In  addition  to  managing  the  Fund's
investment  portfolio,  Mr. Poiesz also manages other investment  portfolios and other accounts on behalf of the Manager or its  affiliates.  The following table provides information  regarding the other portfolios and accounts managed by Mr.
Poiesz as of August 31, 2005. No account has a performance-based advisory fee:

                                   Registered     Other Pooled
                                   Investment      Investment       Other
                                    Companies       Vehicles      Accounts
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                        2             None          None
      Accounts Managed
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                      $3,938.6            None          None
      Total Assets Managed*
      *  In millions.

     As indicated  above,  the  Portfolio  Manager also manages  other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur  whether the  investment  objectives  and strategies  of the other funds and accounts are the same as, or different  from, the Fund's  investment  objectives  and  strategies.  For example the  Portfolio
Manager  may need to  allocate  investment  opportunities  between  the Fund and another fund or account having similar objectives or strategies,  or he may need to execute  transactions  for another fund or account that could have a negative impact on the value of securities  held by the Fund.  Not all funds and accounts advised by the  Manager  have the same  management  fee. If the  management  fee structure  of another fund or account is more  advantageous  to the Manager than the fee structure of the Fund,  the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of
Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including  the Fund,  fairly and  equitably,  and are  designed to preclude  the
Portfolio  Manager from  favoring one client over  another.  It is possible,  of course,  that those compliance  procedures and the Code of Ethics may not always be adequate  to do so. At  different  times,  the Fund's  Portfolio  Manager may manage other funds or accounts with investment objectives and strategies similar to  those  of the  Fund,  or he may  manage  funds or  accounts  with  different investment objectives and strategies.

     Compensation of the Portfolio  Managers.  The Fund's Portfolio Manager is
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds and accounts  they  manage,  rather than on the  financial  success of the
Manager.  This is  intended  to align  the  portfolio  managers'  and  analysts'
interests  with the success of the funds and accounts and their  investors.  The
Manager's  compensation  structure  is  designed  to attract  and retain  highly qualified investment management  professionals and to reward individual and team contributions  toward  creating  shareholder  value.  As of August 31, 2005, the
Portfolio Manager's  compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

     The base pay component of each portfolio  manager is reviewed  regularly to ensure that it reflects the performance of the individual,  is commensurate with the requirements of the particular  portfolio,  reflects any specific competence or specialty of the individual manager, and is competitive with other comparable
positions,   to  help  the  Manager  attract  and  retain  talent.   The  annual
discretionary  bonus is  determined  by senior  management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five  years,  measured  against an  appropriate  benchmark  selected by management.  The Lipper benchmark with respect to the Fund is Lipper - Large-Cap
Growth  Funds.   Other  factors  include   management  quality  (such  as  style
consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio  assets,  although the Fund's investment performance  may  increase  those  assets.  The  compensation  structure is also intended to be internally  equitable and serve to reduce potential  conflicts of interest between the Fund and other funds managed by the Portfolio Manager.  The compensation  structure of the other funds managed by the  Portfolio  Manager is the same as the compensation structure of the Fund, described above.

       Ownership of Fund  Shares.  As of August 31,  2005,  the  Portfolio
Manager beneficially owned shares of the Fund as follows:

            ----------------------------------------------------------
                                                Range of Shares
                                                  Beneficially
                  Portfolio Manager            Owned in the Fund
            ----------------------------------------------------------
            ----------------------------------------------------------
            David Poiesz                     $500,001 - $1,000,000
            ----------------------------------------------------------

Brokerage Policies of the Fund

     Brokerage  Provisions  of the  Investment  Advisory  Agreement.  One of the
duties of the Manager under the investment  advisory agreement is to arrange the portfolio  transactions for the Fund. The advisory agreement contains provisions relating to the  employment  of  broker-dealers  to effect the Fund's  portfolio transactions.  The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ  broker-dealers  that the Manager thinks, in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the
Fund's  portfolio  transactions.  "Best  execution"  means  prompt and  reliable execution  at the most  favorable  price  obtainable.  The Manager need not seek competitive  commission  bidding.  However,  it is  expected  to be aware of the current rates of eligible  brokers and to minimize the  commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates) that provide  brokerage and/or research  services to the Fund and/or the other  accounts  over which the Manager or its  affiliates  have  investment discretion.  The  commissions  paid to those  brokers may be higher than another qualified broker would charge,  if the Manager makes a good faith  determination that the commission is fair and reasonable in relation to the services provided.

     Rule  12b-1  under  the  Investment  Company  Act  prohibits  any fund from compensating  a broker or dealer for  promoting or selling the fund's  shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2)  directing  any other  remuneration  to that  broker or  dealer,  such as commissions,  mark-ups,  mark  downs or other  fees  from the  fund's  portfolio transactions,  that were  effected  by another  broker or dealer  (these  latter arrangements  are considered to be a type of "step-out"  transaction).  In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

     However,  the Rule permits funds to effect brokerage  transactions  through firms that also sell fund shares,  provided that certain  procedures are adopted to prevent a quid pro quo with respect to portfolio  brokerage  allocations.  As permitted by the Rule, the Manager has adopted  procedures (and the Fund's Board of  Trustees  has  approved  those  procedures)  that  permit the Fund to direct portfolio  securities  transactions  to brokers or dealers  that also promote or sell  shares  of the  Fund,  subject  to  the  "best  execution"  considerations discussed  above.  Those  procedures are designed to prevent:  (1) the Manager's personnel who effect the Fund's portfolio  transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the
Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor
from entering into agreements or understandings  under which the Manager directs or is expected to direct the Fund's brokerage directly,  or through a "step-out"
arrangement,  to any  broker or  dealer in  consideration  of that  broker's  or dealer's  promotion  or sale of the  Fund's  shares or the  shares of any of the other Oppenheimer funds.

     Brokerage  Practices  Followed  by  the  Manager.   The  Manager  allocates
brokerage  for the Fund subject to the  provisions  of the  investment  advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio  traders  allocate  brokerage  based  upon  recommendations  from  the
Manager's  portfolio  managers.  In certain  instances,  portfolio  managers may directly  place trades and allocate  brokerage.  In either case,  the  Manager's executive officers supervise the allocation of brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for  transactions  in  listed  securities  or for  certain  fixed-income  agency transactions in the secondary market. Otherwise,  brokerage commissions are paid only if it appears  likely that a better price or  execution  can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the  purchase or sale of the option and any  transaction  in the  securities  to which the option relates.

     Other funds  advised by the Manager  have  investment  policies  similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which could  affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security  on the same day from the same  dealer,  the  transactions  under those combined  orders are averaged as to price and allocated in  accordance  with the purchase or sale orders actually placed for each account.

     In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option  relates.  When  possible,  the Manager  tries to combine  concurrent orders to  purchase or sell the same  security by more than one of the  accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful  only to one or more of the  advisory  accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the  Manager's  other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market  quotations for portfolio  evaluations,  information  systems, computer hardware and similar products and services.  If a research service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment  decision-making process may be paid in commission dollars.

     The Board of  Trustees  permits the  Manager to use stated  commissions  on secondary fixed-income agency trades to obtain research if the broker represents to the  Manager  that:  (i)  the  trade  is not  from or for  the  broker's  own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.
The Board of  Trustees  permits the Manager to use  commissions  on  fixed-price offerings  to obtain  research,  in the same manner as is  permitted  for agency transactions.

     The research services provided by brokers broaden the scope and supplements the research activities of the Manager.  That research provides additional views and  comparisons  for  consideration,  and helps the  Manager  to obtain  market information  for the valuation of securities  that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the  commissions  paid to brokers  furnishing  such services, together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
Fiscal  Year  Ended  8/31:  Total  Brokerage  Commissions  Paid  by the  Fund(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2003                                                               $2,307,997(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2004                                                               $2,981,035(3)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2005                                                               $2,203,953(4)
-------------------------------------------------------------------------------
1. Amounts do not include spreads or commissions on principal  transactions on a net trade basis.

     2. In the fiscal year ended 8/31/03, the amount of transactions directed to brokers for research services was $599,470,953 and the amount of the commissions paid to broker-dealers for those services was $968,321.

     3. In the fiscal year ended 8/31/04, the amount of transactions directed to brokers for research services was $826,321,705 and the amount of the commissions paid to broker-dealers for those services was $1,043,138.

     4. In the fiscal year ended 8/31/05, the amount of transactions directed to brokers for research services was $127,779,294 and the amount of the commissions paid to broker-dealers for those services was $214,476.

Distribution and Service Plans

     The Distributor.  Under its General Distributor's  Agreement with the Fund, the  Distributor  acts as the Fund's  principal  underwriter  in the  continuous public  offering  of the Fund's  classes of shares.  The  Distributor  bears the expenses normally  attributable to sales,  including advertising and the cost of printing  and  mailing  prospectuses,  other than those  furnished  to  existing shareholders.  The  Distributor  is not  obligated to sell a specific  number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

     -------------------------------------------   Fiscal   Aggregate   Class  A
Front-End Year Front-End  Sales Sales Charges Ended Charges on Retained by 8/31:
Class  A   Shares   Distributor(1)   -------------------------------------------
-------------------------------------------     2003     $1,836,257     $504,366
-------------------------------------------
-------------------------------------------     2004     $2,418,697     $670,536
-------------------------------------------
-------------------------------------------     2005     $1,331,146     $423,486
-------------------------------------------  1. Includes  amounts  retained by a broker-dealer that is an affiliate or a parent of the Distributor.

-------------------------------------------------------------------------------
Fiscal   Concessions on   Concessions on   Concessions on    Concessions on
Year     Class A Shares   Class B Shares   Class C Shares    Class N Shares
Ended    Advanced by      Advanced by      Advanced by       Advanced by
8/31:    Distributor(1)   Distributor(1)   Distributor(1)    Distributor(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2003       $167,457        $1,509,600        $137,651           $52,686
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004       $129,922        $1,608,287        $170,361           $49,793
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2005       $75,101          $942,373         $106,011           $28,370
-------------------------------------------------------------------------------

     1. The Distributor advances concession payments to financial intermediaries for certain  sales of Class A shares and for sales of Class B, Class C and Class
N shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal   Class A          Class B          Class C           Class N
         Contingent       Contingent
Year     Deferred Sales   Deferred Sales   Contingent        Contingent
Ended    Charges          Charges          Deferred Sales    Deferred Sales
8/31     Retained by      Retained by      Charges Retained  Charges Retained
         Distributor      Distributor      by Distributor    by Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2003       $20,149          $916,315          $19,351           $17,676
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004       $14,124          $612,923          $31,656           $7,751
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2005        $8,622          $571,010          $18,897           $9,932
-------------------------------------------------------------------------------

     Distribution  and Service  Plans.  The Fund has adopted a Service  Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and Class
N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans the
Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of  the  shares  of  the particular  class.  Each  plan  has  been  approved  by a vote of the  Board  of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That approval  must be by a majority of the shares of each class,  voting separately by class.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any period in which the  aggregate  net asset  value of all Fund  shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.

     |X| Class A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay brokers, dealers and other financial  institutions (they are referred to as "recipients")
for personal  services and account  maintenance  services they provide for their customers who hold Class A shares. The services include, among others, answering customer  inquiries about the Fund,  assisting in  establishing  and maintaining accounts in the Fund, making the Fund's investment plans available and providing other  services  at the  request  of the Fund or the  Distributor.  The  Class A service plan permits  reimbursements to the Distributor at a rate of up to 0.25%
of average  annual  net assets of Class A shares.  The Board has set the rate at that level.  The Distributor does not receive or retain the service fee on Class
A  shares  in  accounts  for  which  the  Distributor  has  been  listed  as the broker-dealer of record.  While the plan permits the Board to authorize payments to the  Distributor  to reimburse  itself for services under the plan, the Board has not yet done so,  except in the case of the  special  arrangement  described below,  regarding  grandfathered  retirement  accounts.  The  Distributor  makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average  annual net assets  consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended August 31, 2005 payments under the Class A Plan totaled
$2,452,023, of which $18,063 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $114,565 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |X| Class B, Class C and Class N Distribution  and Service Plan Fees. Under
each plan,  distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day  during  the  period.  Each plan  provides  for the
Distributor  to  be  compensated  at a  flat  rate,  whether  the  Distributor's distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients  provide  are  similar  to the  services  provided  under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay  recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  periodically on those shares. The advance payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the  advance  service  fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor  directly from  the  Distributor  without  the  investor  designating  another  registered broker-dealer. If the investor no longer has another broker-dealer of record for an  existing  account,  the  Distributor  is  automatically  designated  as  the broker-dealer of record,  but solely for the purpose of acting as the investor's agent to purchase  the  shares.  In those  cases,  the  Distributor  retains the asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets represented by that account.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based sales charge to the dealer  periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B, Class C and Class N shares.
The payments are made to the Distributor in recognition that the Distributor:

     o pays sales  concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,

     o may  finance  payment  of sales  concessions  and/or  the  advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

     o employs personnel to support distribution of Class B, Class C and Class N shares,

     o bears the costs of sales literature,  advertising and prospectuses (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,

     o may not be able to adequately compensate dealers that sell Class B, Class
C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

     o receives  payments under the plans  consistent  with the service fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

     o may use the  payments  under  the plan to  include  the  Fund in  various third-party distribution programs that may increase sales of Fund shares,

     o may experience increased difficulty selling the Fund's shares if payments under the plan are  discontinued  because most competitor  funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

     o may not be able to continue  providing,  at the same or at a lesser cost, the same quality  distribution  sales  efforts and  services,  or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's  actual expenses in selling Class
B, Class C and Class N shares may be more than the payments it receives from the contingent  deferred  sales  charges  collected on redeemed  shares and from the asset-based  sales  charges  paid  to the  Distributor  by the  Fund  under  the distribution  and service plans.  Those excess  expenses are carried over on the
Distributor's  books and may be recouped from asset-based  sales charge payments from the Fund in future years.  However,  the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped  that relate to (i) expenses the  Distributor  has incurred that represent  compensation  and expenses of its sales personnel and (ii) other direct  distribution  costs it has  incurred,  such as sales  literature,  state registration  fees,  advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those  categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those  categories  of expenses  exceed the capped amount,  the Distributor  bears the excess costs. If the Class B, Class C or Class N plan were to be terminated by the Fund,  the Fund's Board of Trustees may allow the Fund to continue  payments of the asset-based  sales charge to the
Distributor for distributing shares prior to the termination of the plan.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 8/31/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's      Distributor's
                                            Aggregate          Unreimbursed
                                            Unreimbursed       Expenses as %
              Payments       Retained by    Expenses Under     of Net Assets
              Under Plan     Distributor    Plan               of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $2,009,913   $1,578,696(1)     $10,466,087          5.40%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan     $736,097     $133,883(2)       $2,484,323          3.39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan     $67,518       $40,710(3)        $821,358           5.91%
--------------------------------------------------------------------------------
1. Includes $37,246 paid to an affiliate of the Distributor's parent company.
2. Includes $34,260 paid to an affiliate of the Distributor's parent company.
3. Includes $2,174 paid to an affiliate of the Distributor's parent company.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Payments to Fund Intermediaries

     Financial  intermediaries  may receive  various  forms of  compensation  or reimbursement  from the Fund in the form of 12b-1 plan  payments as described in the preceding section of this Statement of Additional Information. They may also receive  reallowance of  commissions  from the  Distributor,  derived from sales charges paid by the clients of the financial intermediary,  also as described in this Statement of Additional Information.  Additionally,  the Manager and/or the
Distributor   (including  their  affiliates)  may  make  payments  to  financial intermediaries  in connection with their offering and selling shares of the Fund and  other  Oppenheimer  funds,  providing  marketing  or  promotional  support, transaction  processing  and/or  administrative  services.  Among the  financial intermediaries  that may receive these payments are brokers and dealers who sell and/or  hold  shares of the Fund,  banks  (including  bank  trust  departments),
registered  investment  advisers,  insurance  companies,   retirement  plan  and
qualified tuition program administrators,  third party administrators, and other institutions  that have  selling,  servicing  or similar  arrangements  with the
Manager or  Distributor.  The  payments to  intermediaries  vary by the types of product  sold,  the  features of the Fund share class and the role played by the intermediary.

     Possible  types of payments to financial  intermediaries  include,  without limitation, those discussed below.

     o Payments made by the Fund, or by an investor  buying or selling shares of the Fund may include:

     o  depending  on the share  class  that the  investor  selects,  contingent deferred sales charges or initial  front-end sales charges,  all or a portion of which  front-end  sales  charges are  payable by the  Distributor  to  financial
intermediaries   as  sales   commissions   (see  "About  Your  Account"  in  the
Prospectus);

     o ongoing  asset-based  payments  attributable to the share class selected, including  fees  payable  under the Fund's  distribution  and/or  service  plans adopted under Rule 12b-1 under the  Investment  Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates
(see "About the Fund -- Distribution and Service Plans" above);

     o  shareholder   servicing  payments  for  providing  omnibus   accounting,
recordkeeping,  networking,  sub-transfer  agency  or  other  administrative  or shareholder  services,  including  retirement  plan and 529 plan  administrative services fees,  which are paid from the assets of a Fund as reimbursement to the
Manager or Distributor for expenses they incur on behalf of the Fund.

     o Payments  made by the  Manager  or  Distributor  out of their  respective resources  and assets,  which may  include  profits  the  Manager  derives  from investment  advisory  fees  paid by the  Fund.  These  payments  are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

     o These types of payments may reflect  compensation for marketing  support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

     o The Manager and Distributor  each may also pay other  compensation to the extent the payment is not  prohibited by law or by any  self-regulatory  agency, such as the NASD.  Payments are made based on the guidelines  established by the
Manager and Distributor, subject to applicable law.

     These  payments may provide an incentive  to  financial  intermediaries  to actively  market or promote the sale of shares of the Fund or other  Oppenheimer funds, or to support the marketing or promotional  efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition,  some types of payments may provide a financial  intermediary with an incentive to recommend the Fund or a particular share class. Financial  intermediaries may earn profits on these  payments,  since the  amount of the  payment  may  exceed  the cost of providing  the service.  Certain of these  payments  are subject to  limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the  disclosures in the Fund's  prospectus and this Statement of Additional
Information.  You should ask your financial  intermediary for information  about any payments it receives from the Fund, the Manager or the  Distributor  and any services it provides, as well as the fees and commissions it charges.

     Although  brokers or dealers that sell Fund shares may also act as a broker or dealer in connection  with the execution of the purchase or sale of portfolio securities by the Fund or other  Oppenheimer  funds, a financial  intermediary's sales  of  shares  of  the  Fund  or  such  other  Oppenheimer  funds  is  not a consideration  for the  Manager  when  choosing  brokers  or  dealers  to effect portfolio transactions for the Fund or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for   distribution-related  or  asset
retention items including, without limitation,

     o  transactional  support,  one-time  charges for setting up access for the
Fund or other  Oppenheimer funds on particular  trading systems,  and paying the intermediary's networking fees;

     o program  support,  such as expenses  related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs,  fund  "supermarkets",  bank or trust  company  products or  insurance companies' variable annuity or variable life insurance products;

     o  placement  on  the  dealer's   list  of  offered   funds  and  providing
representatives  of the  Distributor  with access to a financial  intermediary's sales meetings, sales representatives and management representatives.

     Additionally,  the  Manager  or  Distributor  may  make  payments  for firm support,  such as business  planning  assistance,  advertising,  and educating a financial  intermediary's  sales  personnel  about  the  Oppenheimer  funds  and shareholder financial planning needs.

     For  the  year  ended   December  31,   2004,   the   following   financial
intermediaries that are broker-dealers offering shares of the Oppenheimer funds,
and/or  their  respective  affiliates,   received  revenue  sharing  or  similar
distribution-related  payments from the Manager or Distributor  for marketing or program support:

  ADVEST INC.                             AEGON
  A.G. Edwards & Sons, Inc                AIG Network
  Allianz Life Insurance Company          Allstate Life Insurance Company
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  American Enterprise Life Insurance      American Express Financial Advisors
                                          Inc.
  American Portfolios                     Annuity Investors Life
  AXA Advisors                            Banc One Securities Corporation
  Bank of New York                        Cadaret Grant & Co. Inc.
  Charter One Securities Inc.             Chase Investment Services
  Citigroup Financial Network             CitiStreet
  Citizens Bank of Rhode Island           CJM Planning Corp.
  Columbus Life Insurance Company         Commonwealth Financial Network
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  Federal Kemper                          First Allied Securities Inc
  First Global Capital                    GE Financial Assurance
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  HD Vest                                 Hewitt Associates
  HSBC Brokerage (USA) Inc.               ING Network
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                          Company
  Kemper Life Assurance Company           Legend Equities Corporation
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                          Company
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                          affiliates
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                          affiliates
  Metlife and affiliates                  Minnesota Life Insurance Company
  Morgan Stanley DW Inc.                  NPH Network
  Nationwide and affiliates               New York Life Securities, LLC
  PacLife Network                         Park Avenue Securities LLC
  Planmember Securities Corporation       Prime Capital Services, Inc.
  Princor Financial Services Corporation  Protective Life Insurance Co.
  Provident Mutual Insurance Company      Prudential Investment Management
                                          Services LLC
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  Security Benefit Life Insurance Company Signator Investments
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  UBS Financial Services Inc.             Union Central Life Insurance Company
  Wachovia Securities LLC                 Wells Fargo Investments, LLC

     For the year ended  December 31, 2004, the following  firms,  which in some cases are broker-dealers,  received payments from the Manager or Distributor for
administrative   or  other  services   provided   (other  than  revenue  sharing
arrangements), as described above:

  ABN AMRO                                ADP
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  American Stock & Transfer               Baden Retirement
  BCG                                     Benefit Administration Co., LLC
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  Benetech, Inc.                          BISYS Retirement Services
  Boston Financial Data Services          Ceridian
  Circle Trust Company                    Citigroup
  CitiStreet                              CPI
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  Dyatech                                 ERISA Administrative Services, Inc.
  ExpertPlan.com                          FAScore
  FBD Consulting                          Federated Investors
  Fidelity Institutional                  First National Bank of Omaha
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Gold K
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  ICMA - RC Services                      In West Pension Mgmt
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  Kaufman & Goble                         Leggette & Co., Inc.
  Manulife                                MassMutual Financial Group and
                                          affiliates
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  Merrill Lynch & Co., Inc.               Metavante
  Metlife Securities Inc.                 MFS Investment Management
  Mid Atlantic Capital Corp.              Milliman USA
  Morgan Stanley DW Inc.                  National City Bank
  National Financial Services Corp.       National Investors Services Corp.
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
  Northwest Plan Services                 Pension Administration and Consulting
  PFPC, Inc.                              PSMI Group
  Putnam Fiduciary Trust Company          Quads Trust Company
  RSM McGladrey                           SAFECO
  Charles Schwab & Co., Inc.              Security Trust Company
  Sentinel / National Life                Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  The 401k Company                        The Investment Center, Inc.
  Trusource                               Union Bank and Trust Co.
  USI Consulting Group                    Vanguard Group
  Web401K.com                             Wilmington Trust Company

Performance of the Fund

     Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are  calculated  is set forth  below.  The charts  below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance  information by calling the Fund's Transfer Agent at  1.800.225.5677
or    by    visiting     the     OppenheimerFunds     Internet     website    at
www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

     o Total returns  measure the  performance of a hypothetical  account in the
Fund over various periods and do not show the performance of each  shareholder's account. Your account's performance will vary from the model performance data if your  dividends  are  received  in cash,  or you buy or sell  shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.

     o The  Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.

     o An  investment  in the  Fund is not  insured  by the  FDIC  or any  other government agency.

     o The  principal  value of the Fund's  shares,  and total  returns  are not guaranteed and normally will fluctuate on a daily basis.

     o When an investor's  shares are  redeemed,  they may be worth more or less than their original cost.

     o Total returns for any given past period represent historical  performance information  and are not, and should not be  considered,  a prediction of future returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of  those  investments,  the  types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75%-equity funds (as a percentage of the offering price) is deducted from the initial  investment  ("P" in the formula  below)  (unless the return is shown without sales charge, as described below). For Class B shares,  payment of the applicable  contingent  deferred  sales charge is applied,  depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,  3.0% in the third and fourth years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales  charge is  deducted  for  returns for the  one-year  period.  For Class N shares,  the 1.0%  contingent  deferred sales charge is deducted for returns for the one-year  period,  and total  returns for the periods prior to 03/01/01 (the inception  date for Class N shares)  are based on the  Fund's  Class A  returns, adjusted to reflect the higher  Class N 12b-1 fees.  There is no sales charge on
Class Y shares.

     o Average  Annual Total Return.  The "average  annual total return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

          - 1   Average Annual Total
ERV   l/n       Return
  P

     o Average Annual Total Return (After Taxes on Distributions).  The "average annual total  return  (after  taxes on  distributions)"  of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted  to show the  effect of  federal  taxes  (calculated  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  any reinvestment  date) on any  distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical initial  investment  of $1,000 ("P" in the  formula  below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that  investment,  after  taking  into  account  the  effect  of  taxes  on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

     o  Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)"  of Class A shares is an average annual  compounded rate of return for each year in a  specified  number of years,  adjusted  to show the effect of federal taxes (calculated using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions  made by the
Fund  during the  specified  period and the  effect of  capital  gains  taxes or capital loss tax benefits (each calculated using the highest federal  individual capital  gains tax rate in effect on the  redemption  date)  resulting  from the redemption  of the  shares  at the end of the  period.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account the effect of taxes on Fund  distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

     o Cumulative  Total  Return.  The  "cumulative  total  return"  calculation measures  the change in value of a  hypothetical  investment  of $1,000  over an entire period of years. Its calculation uses some of the same factors as average annual  total  return,  but it does not  average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

     o Total  Returns  at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return  "at net asset  value"
(without  deducting  sales  charges)  for Class A,  Class B,  Class C or Class N shares.  There  is no  sales  charge  on  Class Y  shares.  Each is based on the difference  in net asset  value per  share at the  beginning  and the end of the
period  for  a  hypothetical   investment  in  that  class  of  shares  (without
considering  front-end  or  contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions..

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 8/31/05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Cumulative Total             Average Annual Total Returns
Class    Returns (10
of       years or Life of
Shares   Class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                1-Year              (or              (or
                                              life-of-class)   life-of-class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         After    Without  After    Without  After    Without  After   Without
         Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
         Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class     49.70%   58.83%   8.26%    14.87%  -14.26%  -13.23%   4.12%   4.74%
A(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class     51.45%   51.45%   8.93%    13.93%  -14.27%  -13.95%   4.24%   4.24%
B(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class     40.76%   40.76%   12.90%   13.90%  -13.94%  -13.94%   3.54%   3.54%
C(3)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class    -19.32%  -19.32%   13.47%   14.47%   -4.66%   -4.66%    N/A     N/A
N(4)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class     62.34%   62.34%   15.11%   15.11%  -13.05%  -13.05%   4.96%   4.96%
Y(5)
-------------------------------------------------------------------------------
1. Inception of Class a:      3/15/73
2. Inception of Class B:      8/17/93
3. Inception of Class C:      11/1/95
4. Inception of Class N:      3/01/01
5. Inception of Class Y:      6/1/94

------------------------------------------------------------------------------
      Average Annual Total Returns for Class A(1) Shares (After Taxes)
                        For the Periods Ended 8/31/05
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                1-Year           5-Year          10-Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
After       Taxes       on      -1.18%          -10.83%            4.68%
Distributions
------------------------------------------------------------------------------
------------------------------------------------------------------------------
After Taxes on
Distributions and               -0.77%           -8.64%            4.84%
Redemption of Fund Shares
------------------------------------------------------------------------------
   1. Inception of Class A: 3/15/73.

     Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market index in its Annual  Report to shareholders.  You can obtain that  information by contacting the Transfer Agent at the addresses or telephone  numbers  shown on the cover of this  Statement of
Additional  Information.  The Fund may also compare its  performance  to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of its performance  by  independent  ranking  entities.  Examples of these  performance comparisons are set forth below.

     o Lipper  Rankings.  From time to time the Fund may  publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     o  Morningstar  Ratings.  From time to time the Fund may  publish  the star rating of the  performance  of its classes of shares by  Morningstar,  Inc.,  an independent  mutual fund monitoring  service.  Morningstar rates mutual funds in their specialized market sector. The Fund is rated among domestic stock funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a  Morningstar  Risk-Adjusted  Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic  conditions.  That may include,  for example,  o information  about the performance of certain  securities or  commodities  markets or segments of those markets,  o  information  about the  performance  of the economies of particular countries  or  regions,  o the  earnings  of  companies  included in segments of particular industries,  sectors, securities markets, countries or regions, o the availability  of different  types of  securities or offerings of  securities,  o information  relating  to the gross  national or gross  domestic  product of the
United States or other  countries or regions,  o comparisons  of various  market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

     Additional  information  is  presented  below about the methods that can be used to buy shares of the Fund.  Appendix B contains more information  about the special sales charge arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be  recorded  as a book entry on the  records of the Fund.  The
Fund will not issue or re-register physical share certificates.

     AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $50 and shareholders  must invest at least $500 before an Asset
Builder Plan  (described  below) can be established  on a new account.  Accounts established  prior  to  November  1,  2002  will  remain  at $25 for  additional purchases.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated  Clearing House ("ACH")  transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH  transfers on the business day the Fund  receives  Federal  Funds for the purchase  through the ACH system before the close of the New York Stock Exchange
(the "NYSE").  The NYSE normally  closes at 4:00 p.m.,  but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis,  the  Distributor  reserves the right  to  cancel  the  purchase  order.  The  Distributor  and the Fund are not responsible  for any delays in purchasing  shares  resulting  from delays in ACH transmissions.

     Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and
Letters of Intent  because of the  economies of sales  efforts and  reduction in expenses realized by the Distributor,  dealers and brokers making such sales. No sales charge is imposed in certain other  circumstances  described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

     The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  and  currently  include  the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Dividend Growth Fund          Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer   International   Diversified
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer International Value Fund      Rochester Fund Municipals
Oppenheimer   Limited   Term   California
Municipal Fund                            Oppenheimer Portfolio Series:
                                            Active Allocation Fund
                                            Aggressive Investor Fund
                                            Conservative Investor Fund
Oppenheimer Limited-Term Government Fund    Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described in this  Statement of Additional  Information, redemption  proceeds  of certain  money  market  fund shares may be subject to a contingent deferred sales charge.

     Letters of Intent. Under a Letter of Intent ("Letter"),  you can reduce the sales  charge  rate  that  applies  to your  purchases  of Class A shares if you purchase  Class A,  Class B or Class C shares  of the Fund or other  Oppenheimer funds during a 13-month  period.  The total amount of your purchases of Class A,
Class B and Class C shares will  determine the sales charge rate that applies to your  Class A share  purchases  during  that  period.  You can choose to include purchases  that you made up to 90 days  before the date of the  Letter.  Class A shares of Oppenheimer  Money Market Fund, Inc. and Oppenheimer  Cash Reserves on
which you have not paid a sales charge and any Class N shares you  purchase,  or may have  purchased,  will  not be  counted  towards  satisfying  the  purchases specified in a Letter.

     A Letter is an investor's statement in writing to the Distributor of his or her  intention  to  purchase a  specified  value of Class A, Class B and Class C shares of the Fund and other  Oppenheimer  funds  during a 13-month  period (the
"Letter period").  At the investor's request, this may include purchases made up to 90 days prior to the date of the  Letter.  The Letter  states the  investor's intention to make the  aggregate  amount of purchases of shares which will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or capital gains  distributions  and purchases made at net asset value
(i.e.  without a sales charge) do not count toward  satisfying the amount of the
Letter.

     Each  purchase  of  Class A shares  under  the  Letter  will be made at the offering  price  (including  the  sales  charge)  that  would  apply to a single lump-sum  purchase of shares in the amount  intended to be  purchased  under the
Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:

     (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge,

     (b) Class B and Class C shares of other  Oppenheimer funds acquired subject to a contingent deferred sales charge, and

     (c) Class A, Class B or Class C shares  acquired  by exchange of either (1)
Class A shares of one of the other  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class
C shares of one of the other  Oppenheimer  funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

     Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish  your  account  with $500.  Subsequently,  you can  establish an Asset
Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established  prior to November
1, 2002 and which have previously  established  Asset Builder Plans,  additional purchases  will remain at $25.  Shares  purchased by Asset Builder Plan payments from bank  accounts  are  subject  to the  redemption  restrictions  for  recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

     Retirement  Plans.  Certain  types of  retirement  plans  are  entitled  to purchase  shares of the Fund without  sales  charges or at reduced  sales charge rates,  as described in Appendix B to this Statement of Additional  Information.
Certain  special sales charge  arrangements  described in that Appendix apply to retirement  plans whose  records are  maintained on a daily  valuation  basis by
Merrill Lynch Pierce Fenner & Smith,  Inc.  ("Merrill  Lynch") or an independent record keeper that has a contract or special  arrangement with Merrill Lynch. If on the date the plan sponsor  signed the Merrill  Lynch record  keeping  service agreement  the plan has less than $1 million in assets  invested  in  applicable investments  (other  than  assets  invested  in money  market  funds),  then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan  sponsor  signed the  Merrill  Lynch  record  keeping  service agreement  the plan has $1 million or more in assets but less than $5 million in assets invested in applicable  investments  (other than assets invested in money market funds),  then the retirement plan may purchase only Class N shares of the
Oppenheimer  funds.  If on the date the plan  sponsor  signed the Merrill  Lynch record  keeping  service  agreement  the plan has $5  million  or more in assets invested in applicable  investments  (other than assets invested in money market funds),  then  the  retirement  plan may  purchase  only  Class A shares  of the
Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

     Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the
Fund's  shares  (for  example,  when a purchase  check is  returned  to the Fund unpaid)  causes a loss to be  incurred  when the net asset  values of the Fund's shares on the cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset  value per share  multiplied by the number of shares in the purchase  order.  The investor is responsible for that  loss.  If the  investor  fails to  compensate  the Fund for the loss,  the
Distributor  will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's name, or the
Fund or the Distributor may seek other redress.

     Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the Fund.  However,  each  class has different  shareholder  privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by  incremental  expenses borne solely by that class.  Those expenses  include the asset-based  sales charges to which Class B,
Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The Distributor  will not accept a purchase order of more than $100,000 for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     Class B,  Class C or Class N shares  may not be  purchased  by an  investor
directly  from  the  Distributor   without  the  investor   designating  another
registered broker-dealer.

     Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset  value  whether or not  subject  to a  contingent deferred sales charge as described in the Prospectus,  no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares  purchased with the  redemption  proceeds of shares of another mutual  fund  offered  as an  investment  option in a  retirement  plan in which
Oppenheimer  funds  are also  offered  as  investment  options  under a  special arrangement with the Distributor, if the purchase occurs more than 30 days after the  Oppenheimer  funds are  added as an  investment  option  under  that  plan.
Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

     o  to  all  rollover   contributions   made  to  Individual  401(k)  plans,
Profit-Sharing Plans and Money Purchase Pension Plans,

     o to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle  and
Ascender retirement plans,

o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,

     o to Group  Retirement Plans (as defined in Appendix B to this Statement of
Additional  Information)  which have entered into a special  agreement  with the
Distributor for that purpose,

     o to Retirement  Plans  qualified  under  Sections  401(a) or 401(k) of the
Internal  Revenue  Code,  the  recordkeeper  or the plan  sponsor  for which has entered into a special agreement with the Distributor,

     o to Retirement  Plans of a plan sponsor where the aggregate  assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

     o to Retirement  Plans with at least 100 eligible  employees or $500,000 or more in plan assets,

     o to  OppenheimerFunds-sponsored  Ascender  401(k)  plans  that pay for the purchase  with  the  redemption  proceeds  of  Class  A  shares  of one or  more
Oppenheimer funds, and

     o to certain  customers of broker-dealers  and financial  advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the
Prospectus, will not be paid to dealers of record on sales of Class N shares on:

     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption proceeds of Class
A  shares  of one or  more  Oppenheimer  funds  (other  than  rollovers  from an
OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the plan for more than one year  (other  than  rollovers  from an  OppenheimerFunds-sponsored  Pinnacle  or
Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and

     o on purchases of Class N shares by an OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan made with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

     Fund  Account  Fees.  As stated in the  Prospectus,  a $12 annual  "Minimum
Balance Fee" is assessed on each Fund account with a share balance  valued under
$500.  The Minimum  Balance Fee is  automatically  deducted  from each such Fund account in September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:

     o A fund account whose shares were  acquired  after  September  30th of the prior year;

     o A fund  account  that  has a  balance  below  $500  due to the  automatic conversion of shares from Class B to Class A shares.  However,  once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

     o Accounts of  shareholders  who elect to access  their  account  documents electronically via eDoc Direct;

     o A fund account that has only certificated shares and, has a balance below
$500 and is being escheated;

     o Accounts of shareholders that are held by  broker-dealers  under the NSCC
Fund/SERV system;

     o Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account Funds;

     o Omnibus  accounts  holding  shares  pursuant to the  Pinnacle,  Ascender,
Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

     o A fund  account  that falls below the $500  minimum  solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit
the  Service  Center  on  our  website  at   www.oppenheimerfunds.com   or  call
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

     Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are  determined  as of the close of business of the  NYSE on each day that  the  NYSE is  open.  The  calculation  is done by dividing  the value of the  Fund's  net  assets  attributable  to a class by the number of shares of that class that are outstanding. The NYSE normally closes at
4:00 p.m.,  Eastern time, but may close earlier on some other days (for example, in case of weather  emergencies or on days falling before a U.S.  holiday).  All references  to time in this  Statement of Additional  Information  mean "Eastern time." The NYSE's most recent annual  announcement  (which is subject to change)
states  that it will close on New Year's  Day,  Martin  Luther  King,  Jr.  Day,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct  trading in certain  securities on days on which the NYSE is closed  (including  weekends and holidays) or after
4:00 p.m. on a regular  business  day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.  Additionally,  trading  on  European  and  Asian  stock  exchanges  and over-the-counter markets normally is completed before the close of the NYSE.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but  before  the close of the NYSE,  will not be  reflected  in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting.

     ?  Securities  Valuation.  The Fund's  Board of  Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures  are as  follows:  o Equity  securities  traded on a U.S.  securities exchange or on NASDAQ(R)are valued as follows:  (1) if last sale  information  is regularly  reported,  they are  valued at the last  reported  sale  price on the principal  exchange on which they are traded or on NASDAQ(R),  as  applicable,  on that day, or (2) if last sale  information is not available on a valuation date, they are valued at the last reported sale price  preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the  closing  "bid" price on the  valuation  date.  o Equity securities traded on a foreign  securities  exchange generally are valued in one of the  following  ways:  (1) at the last sale price  available  to the  pricing service  approved  by the  Board  of  Trustees,  or (2) at the last  sale  price obtained by the Manager from the report of the  principal  exchange on which the security  is traded at its last  trading  session on or  immediately  before the valuation date, or (3) at the mean between the "bid" and "asked" prices obtained from the principal  exchange on which the security is traded or, on the basis of reasonable  inquiry,  from two market makers in the security.  o Long-term  debt securities having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable  inquiry.  o
The  following  securities  are valued at the mean between the "bid" and "asked"
prices  determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active  market makers in the security on the basis of reasonable  inquiry:  (1) debt instruments that have a maturity of more than 397 days when issued,  (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining  maturity of more than 60 days, and (3)
non-money  market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining  maturity of 60 days or less. o The  following securities  are  valued at cost,  adjusted  for  amortization  of  premiums  and accretion of  discounts:  (1) money market debt  securities  held by a non-money market  fund that had a maturity  of less than 397 days when  issued that have a remaining  maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining  maturity  of 397 days or less.  o  Securities
(including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes,  a security may be priced at the mean  between  the "bid" and "asked"  prices  provided by a single active market maker (which in certain cases may be the "bid" price if no "asked"
price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing prices in the New York foreign  exchange market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales  that day,  they  shall be  valued  at the last sale  price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not,  the value shall be the closing bid price on the  principal  exchange or on
NASDAQ(R)on the  valuation  date.  If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked"
prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

     The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

     Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for  business  on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's  next  regular  business  day  following  the redemption.  In those circumstances,  the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

     Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may  reinvest  all or part  of the  redemption  proceeds  of:  o Class A  shares purchased  subject  to an  initial  sales  charge  or Class A shares  on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N or Class Y shares.  The Fund may amend,  suspend  or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

     Payments "In Kind". The Prospectus  states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption  proceeds in whole or in part by a  distribution  "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

     Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the  shares  held in any  account  if the aggregate  net asset  value of those  shares  is less  than $500 or such  lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an  account if the  aggregate  net asset  value of such  shares has fallen below the stated  minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the  requirements for any notice to be given to the  shareholders in question (not less than 30 days).  The Board
may   alternatively  set  requirements  for  the  shareholder  to  increase  the investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

     Transfers of Shares.  A transfer of shares to a different  registration  is not an event that triggers the payment of sales charges.  Therefore,  shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares. When shares  subject to a  contingent  deferred  sales  charge are  transferred,  the transferred shares will remain subject to the contingent  deferred sales charge.
It  will  be  calculated  as if the  transferee  shareholder  had  acquired  the transferred  shares in the same manner and at the same time as the  transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the  distribution;  (2) state the owner's  awareness of tax penalties if the distribution is premature;  and (3) conform to the  requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order  from a dealer  or  broker  after  the  close of the NYSE on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the NYSE closes.  Normally,  the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix B to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without  a sales  charge  will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

     o All of the  Oppenheimer  funds  currently  offer  Class  A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer AMT-Free New York             Oppenheimer Pennsylvania Municipal
   Municipals                                Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester National
                                             Municipals
   Oppenheimer International Value Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term California       Rochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal
   Fund
   Oppenheimer Money Market Fund, Inc.

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Limited Term California
                                            Municipal Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Dividend Growth Fund         Oppenheimer Total Return Bond Fund
   Oppenheimer Gold & Special Minerals Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.

     o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged  for shares of any other fund.

     o Class B and Class C shares of  Oppenheimer  Cash  Reserves are  generally available  only by exchange  from the same class of shares of other  Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
Reserves acquired by exchange of Class M shares.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money  market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a sales  charge upon  payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     o  Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund may be
exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer  funds.
However,  shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

     o Shares of  Oppenheimer  Principal  Protected  Main  Street Fund II may be
exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer  funds.
However,  shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of  Oppenheimer  Principal  Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).

     o Shares of  Oppenheimer  Principal  Protected  Main Street Fund III may be
exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer  funds.
However,  shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A  shares  of any  Oppenheimer  fund  (other  than  Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class
A shares of any  Oppenheimer  fund  purchased  subject  to a Class A  contingent deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar month of the initial  purchase of the exchanged  Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of Rochester  National  Municipals and Rochester Fund
Municipals  acquired  by  exchange  of Class A shares  of any  Oppenheimer  fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within 24 months of the beginning of the calendar month of the initial  purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o Except  with  respect  to the  Class B shares  described  in the next two paragraphs,  the  contingent  deferred sales charge is imposed on Class B shares acquired  by  exchange  if they are  redeemed  within  six years of the  initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of Limited Term California Municipal Fund,
Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred  sales  charge is imposed on the  acquired  shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

     o With  respect  to Class B shares  of Cash  Reserves  that  were  acquired through the exchange of Class B shares  initially  purchased in the  Oppenheimer
Capital  Preservation  Fund,  the Class B  contingent  deferred  sales charge is imposed on the acquired  shares if they are  redeemed  within five years of that initial purchase.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent receives an exchange  request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange request that may disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer  might require the  disposition  of portfolio  securities  at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated  investment  company  under  Subchapter  M of the  Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     Excise Tax on Regulated  Investment  Companies.  Under the Internal Revenue
Code,  by December  31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not distributed.  It is presently anticipated that the
Fund  will  meet  those  requirements.  To meet  this  requirement,  in  certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from,  taxes on such income.
The Fund may be subject to U.S. Federal income tax, and an interest  charge,  on certain  distributions  or gains  from the sale of shares  of a foreign  company considered  to be a PFIC,  even if those  amounts are paid out as  dividends  to shareholders.  To avoid imposition of the interest charge, the Fund may elect to
"mark to market" all PFIC shares that it holds at the end of each taxable  year.
In that case,  any  increase or decrease in the value of those  shares  would be recognized  as ordinary  income or as  ordinary  loss (but only to the extent of previously recognized "mark-to-market" gains).

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports  mailed to  shareholders  in January of each year with a copy sent to the IRS.

     Tax Effects of  Redemptions  of Shares.  If a shareholder  redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a  foreign  person  (to  include,  but  not  limited  to,  a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year with a copy sent to the IRS.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is  identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The Custodian.  Citibank,  N.A. is the custodian of the Fund's assets.  The custodian's  responsibilities  include  safeguarding  and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

     Independent  Registered  Public  Accounting  Firm.  KPMG LLP  serves as the independent  registered public accounting firm for the Fund. KPMG llp audits the
Fund's financial statements and performs other related audit services.  KPMG llp also acts as the independent  registered  public accounting firm for the Manager and certain  other funds  advised by the Manager and its  affiliates.  Audit and non-audit  services provided by KPMG LLP to the Fund must be pre-approved by the
Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Growth Fund, including the statement of investments, as of August
31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Growth Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2004

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.0%
Autoliv, Inc.                                            9,300   $       392,925
--------------------------------------------------------------------------------
AUTOMOBILES--1.0%
Harley-Davidson, Inc.                                  237,500        14,492,250
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
eBay, Inc. 1                                            30,300         2,622,162
--------------------------------------------------------------------------------
MEDIA--2.7%
Clear Channel
Communications, Inc.                                   378,500        12,683,535
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                 600,000        16,902,000
--------------------------------------------------------------------------------
Cox Communications,
Inc., Cl. A 1                                          266,100         8,744,046
                                                                 ---------------
                                                                      38,329,581

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.6%
Kohl's Corp. 1                                         270,500        13,384,340
--------------------------------------------------------------------------------
Target Corp.                                           540,000        24,073,200
                                                                 ---------------
                                                                      37,457,540

--------------------------------------------------------------------------------
SPECIALTY RETAIL--4.3%
Chico's FAS, Inc. 1                                    124,300         5,083,870
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        630,000        11,806,200
--------------------------------------------------------------------------------
Home Depot, Inc.                                       396,500        14,496,040
--------------------------------------------------------------------------------
Staples, Inc.                                        1,075,000        30,831,000
                                                                 ---------------
                                                                      62,217,110

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Polo Ralph Lauren
Corp.                                                  264,800         9,673,144
--------------------------------------------------------------------------------
CONSUMER STAPLES--9.2%
--------------------------------------------------------------------------------
BEVERAGES--3.0%
Coca-Cola Co. (The)                                    313,800        14,029,998
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          583,600        29,180,000
                                                                 ---------------
                                                                      43,209,998

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--3.2%
Sysco Corp.                                            195,730         6,290,762
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  538,300        28,352,261
--------------------------------------------------------------------------------
Walgreen Co.                                           300,000        10,935,000
                                                                 ---------------
                                                                      45,578,023

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--3.0%
Avon Products, Inc.                                    575,600        25,430,008
--------------------------------------------------------------------------------
Estee Lauder Cos.,
Inc. (The), Cl. A                                      405,000        17,799,750
                                                                 ---------------
                                                                      43,229,758

--------------------------------------------------------------------------------
ENERGY--4.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.5%
BJ Services Co. 1                                      385,000        18,499,250
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      295,200        18,243,360
                                                                 ---------------
                                                                      36,742,610

--------------------------------------------------------------------------------
OIL & GAS--2.1%
Apache Corp.                                           327,100        14,618,099
--------------------------------------------------------------------------------
Noble Energy, Inc.                                     296,500        15,263,820
                                                                 ---------------
                                                                      29,881,919

--------------------------------------------------------------------------------
FINANCIALS--7.8%
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
American Express Co.                                   863,000        43,167,260
--------------------------------------------------------------------------------
Citigroup, Inc.                                          7,100           330,718
--------------------------------------------------------------------------------
Morgan Stanley                                         335,000        16,994,550
                                                                 ---------------
                                                                      60,492,528

--------------------------------------------------------------------------------
INSURANCE--3.6%
AFLAC, Inc.                                            454,600        18,229,460
--------------------------------------------------------------------------------
American
International
Group, Inc.                                            471,500        33,589,660
                                                                 ---------------
                                                                      51,819,120

--------------------------------------------------------------------------------
HEALTH CARE--22.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--9.3%
Amgen, Inc. 1                                          861,700        51,090,193
--------------------------------------------------------------------------------
Celgene Corp. 1                                         21,800         1,237,150
--------------------------------------------------------------------------------
Genentech, Inc. 1                                      590,000        28,780,200
--------------------------------------------------------------------------------
Genzyme Corp.
(General Division) 1                                   330,000        17,820,000
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                440,000        30,417,200
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                      193,200         4,611,684
                                                                 ---------------
                                                                     133,956,427

                          21 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--5.3%
Boston Scientific
Corp. 1                                                931,700   $    33,289,641
--------------------------------------------------------------------------------
Stryker Corp.                                          340,000        15,402,000
--------------------------------------------------------------------------------
Varian Medical
Systems, Inc. 1                                        830,000        27,514,500
                                                                 ---------------
                                                                      76,206,141

--------------------------------------------------------------------------------
PHARMACEUTICALS--7.6%
Elan Corp. plc, ADR 1                                  800,000        18,104,000
--------------------------------------------------------------------------------
Eli Lilly & Co.                                        347,200        22,029,840
--------------------------------------------------------------------------------
Johnson & Johnson                                      189,300        10,998,330
--------------------------------------------------------------------------------
Pfizer, Inc.                                         1,600,000        52,272,000
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd.,
Sponsored ADR                                          240,000         6,540,000
                                                                 ---------------
                                                                     109,944,170

--------------------------------------------------------------------------------
INDUSTRIALS--8.8%
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.2%
Expeditors
International of
Washington, Inc.                                       194,200         9,473,076
--------------------------------------------------------------------------------
FedEx Corp.                                            100,000         8,199,000
                                                                 ---------------
                                                                      17,672,076

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Apollo Group,
Inc., Cl. A 1                                          129,100        10,069,800
--------------------------------------------------------------------------------
Monster Worldwide,
Inc. 1                                                 520,000        10,519,600
                                                                 ---------------
                                                                      20,589,400

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--6.2%
General Electric Co.                                 2,200,000        72,138,000
--------------------------------------------------------------------------------
Tyco International Ltd.                                532,900        16,690,428
                                                                 ---------------
                                                                      88,828,428

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--35.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.9%
Cisco Systems, Inc. 1                                2,011,500        37,735,740
--------------------------------------------------------------------------------
Corning, Inc. 1                                      1,373,900        13,903,868
--------------------------------------------------------------------------------
Nortel Networks
Corp. 1                                              2,549,200         9,584,992
--------------------------------------------------------------------------------
Telefonaktiebolaget
LM Ericsson,
Sponsored ADR 1                                        850,000        22,984,000
                                                                 ---------------
                                                                      84,208,600

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.3%
Dell, Inc. 1                                           621,800        21,663,512
--------------------------------------------------------------------------------
EMC Corp. 1                                          2,714,800        29,238,396
--------------------------------------------------------------------------------
International Business
Machines Corp.                                         218,100        18,470,889
--------------------------------------------------------------------------------
Sun Microsystems,
Inc. 1                                               1,967,100         7,553,664
                                                                 ---------------
                                                                      76,926,461

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Agilent Technologies,
Inc. 1                                                 500,000        10,250,000
--------------------------------------------------------------------------------
AU Optronics Corp.,
ADR                                                    602,600         7,466,214
                                                                 ---------------
                                                                      17,716,214

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.6%
Opsware, Inc. 1                                      1,273,400         8,022,420
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                           6,900           196,719
                                                                 ---------------
                                                                       8,219,139

--------------------------------------------------------------------------------
IT SERVICES--2.4%
Accenture Ltd., Cl. A 1                                873,100        22,787,910
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                         339,400        11,159,472
                                                                 ---------------
                                                                      33,947,382

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.5%
ASML Holding NV 1                                      743,500         9,620,890
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                372,500        10,109,650
--------------------------------------------------------------------------------
Intel Corp.                                          1,839,000        39,152,310
--------------------------------------------------------------------------------
International Rectifier
Corp. 1                                                250,000         8,215,000
--------------------------------------------------------------------------------
Marvell Technology
Group Ltd. 1                                           490,000        11,328,800

                          22 | OPPENHEIMER GROWTH FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Continued
Silicon Laboratories,
Inc. 1                                                 451,600   $    14,807,964
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                 14,800           289,192
                                                                 ---------------
                                                                      93,523,806

--------------------------------------------------------------------------------
SOFTWARE--13.6%
Adobe Systems, Inc.                                    167,700         7,692,399
--------------------------------------------------------------------------------
Computer Associates
International, Inc.                                    715,500        17,329,410
--------------------------------------------------------------------------------
Mercury Interactive
Corp. 1                                                356,300        12,295,913
--------------------------------------------------------------------------------
Microsoft Corp.                                      2,710,800        74,004,840
--------------------------------------------------------------------------------
Novell, Inc. 1                                       1,064,000         6,277,600
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                        562,200         6,892,572
--------------------------------------------------------------------------------
SAP AG,
Sponsored ADR                                          537,700        19,604,542
--------------------------------------------------------------------------------
Siebel Systems, Inc. 1                               1,305,800         9,937,138
--------------------------------------------------------------------------------
Symantec Corp. 1                                       555,400        26,636,984
--------------------------------------------------------------------------------
Veritas Software
Corp. 1                                                900,100        15,049,672
                                                                 ---------------
                                                                     195,721,070
                                                                 ---------------
Total Common Stocks
(Cost $1,416,768,271)                                              1,433,597,982

                                   DATE   STRIKE     CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
EMC Corp. Put
(Cost $388,425)                 9/20/04     $ 10        17,679           353,580

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.0%
--------------------------------------------------------------------------------
Undivided interest of 0.02% in joint repurchase
agreement (Principal Amount/ Value $695,366,000,
with a maturity value of $695,396,133) with UBS
Warburg LLC, 1.56%, dated 8/31/04, to be
repurchased at $141,006 on 9/1/04,
collateralized by Federal National Mortgage
Assn., 5%, 3/1/34, with a value of $710,873,503
(Cost $141,000)                                    $   141,000           141,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,417,297,696)                                     99.6%    1,434,092,562
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.4         5,455,532
                                                   -----------------------------
NET ASSETS                                               100.0%  $ 1,439,548,094
                                                   =============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          23 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------
Investments, at value (cost $1,417,297,696)--see accompanying statement
of investments                                                            $ 1,434,092,562
------------------------------------------------------------------------------------------
Cash                                                                              750,180
------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                               20,886,744
Interest and dividends                                                          1,247,319
Shares of beneficial interest sold                                                645,979
Other                                                                              43,004
                                                                          ----------------
Total assets                                                                1,457,665,788

------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          13,873,648
Shares of beneficial interest redeemed                                          2,401,847
Distribution and service plan fees                                                563,293
Trustees' compensation                                                            465,928
Transfer and shareholder servicing agent fees                                     383,402
Shareholder communications                                                        332,551
Other                                                                              97,025
                                                                          ----------------
Total liabilities                                                              18,117,694

------------------------------------------------------------------------------------------
NET ASSETS                                                                $ 1,439,548,094
                                                                          ----------------

------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                $        58,864
------------------------------------------------------------------------------------------
Additional paid-in capital                                                  2,090,136,802
------------------------------------------------------------------------------------------
Accumulated net investment loss                                                  (457,780)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                 (666,984,657)
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                     16,794,865
                                                                          ----------------
NET ASSETS                                                                $ 1,439,548,094
                                                                          ================

                          24 | OPPENHEIMER GROWTH FUND

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,074,311,691 and 43,288,133 shares of beneficial interest outstanding)                          $ 24.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 26.33
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $212,774,256 and
9,257,844 shares of beneficial interest outstanding)                                              $ 22.98
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,459,037 and
3,227,994 shares of beneficial interest outstanding)                                              $ 23.38
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,998,340 and
525,272 shares of beneficial interest outstanding)                                                $ 24.75
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $64,004,770 and 2,565,064 shares of beneficial interest outstanding)                    $ 24.95

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          25 | OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $39,422)          $    9,252,828
--------------------------------------------------------------------------------
Interest                                                                199,975
                                                                 ---------------
Total investment income                                               9,452,803

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      10,409,779
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,730,726
Class B                                                               2,543,854
Class C                                                                 831,159
Class N                                                                  59,833
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               3,227,988
Class B                                                               1,234,516
Class C                                                                 373,135
Class N                                                                  62,400
Class Y                                                                 230,587
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 165,754
Class B                                                                 193,241
Class C                                                                  31,425
Class N                                                                   1,529
--------------------------------------------------------------------------------
Trustees' compensation                                                   78,563
--------------------------------------------------------------------------------
Custodian fees and expenses                                              23,986
--------------------------------------------------------------------------------
Other                                                                   174,810
                                                                 ---------------
Total expenses                                                       22,373,285
Less reduction to custodian expenses                                     (1,376)
Less payments and waivers of expenses                                  (492,107)
                                                                 ---------------
Net expenses                                                         21,879,802

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (12,426,999)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                         211,581,741
Net increase from payment by affiliate                                  417,397
                                                                 ---------------
Net realized gain                                                   211,999,138
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments               (245,925,191)

--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (46,353,052)
                                                                 ===============
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          26 | OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                        2004              2003
----------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment loss                                               $   (12,426,999)  $   (13,287,123)
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              211,999,138      (203,565,467)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 (245,925,191)      293,432,431
                                                                  ----------------------------------
Net increase (decrease) in net assets resulting from operations       (46,353,052)       76,579,841

----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                               (58,098,836)      (66,779,155)
Class B                                                               (50,353,104)      (56,820,589)
Class C                                                                 1,009,300        (1,142,158)
Class N                                                                 5,813,503         4,873,766
Class Y                                                                  (246,732)       (3,927,695)

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Total decrease                                                       (148,228,921)      (47,215,990)
----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,587,777,015     1,634,993,005
                                                                  ----------------------------------
End of period (including accumulated net investment loss of
$457,780 and $411,119, respectively)                              $ 1,439,548,094   $ 1,587,777,015
                                                                  ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          27 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED AUGUST 31,                   2004              2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     25.57       $     24.19     $     29.20     $     62.31     $     39.77
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.14)             (.15)           (.13)            .18            (.02)
Net realized and unrealized gain (loss)            (.61)             1.53           (4.74)         (30.05)          25.42
                                            --------------------------------------------------------------------------------
Total from investment operations                   (.75)             1.38           (4.87)         (29.87)          25.40
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                 --                --            (.14)             --            (.03)
Distributions from net realized gain                 --                --              --           (3.24)          (2.83)
                                            --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      --                --            (.14)          (3.24)          (2.86)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     24.82       $     25.57     $     24.19     $     29.20     $     62.31
                                            ================================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                (2.93)%            5.70%         (16.77)%        (49.87)%         67.10%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 1,074,312       $ 1,165,627     $ 1,173,027     $ 1,553,066     $ 3,176,435
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 1,178,435       $ 1,095,830     $ 1,430,735     $ 2,149,795     $ 2,390,125
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                      (0.59)%           (0.69)%         (0.54)%          0.45%          (0.01)%
Total expenses                                     1.18% 3,4         1.22% 3         1.31% 3         1.06% 3         1.01% 3
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             104%               82%             60%             92%             49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          28 | OPPENHEIMER GROWTH FUND

CLASS B    YEAR ENDED AUGUST 31,            2004         2003         2002           2001         2000
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $   23.90    $   22.80    $   27.60      $   59.55    $   38.37
--------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                         (.71)        (.58)        (.54)          (.10)        (.21)
Net realized and unrealized gain
(loss)                                      (.21)        1.68        (4.26)        (28.61)       24.22
                                       -----------------------------------------------------------------
Total from investment operations            (.92)        1.10        (4.80)        (28.71)       24.01
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --           --           --             --           --
Distributions from net realized gain          --           --           --          (3.24)       (2.83)
                                       -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                               --           --           --          (3.24)       (2.83)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period         $   22.98    $   23.90    $   22.80      $   27.60    $   59.55
                                       =================================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1         (3.85)%       4.83%      (17.39)%       (50.26)%      65.82%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 212,774    $ 270,715    $ 317,725      $ 483,298    $ 996,000
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 254,295    $ 276,668    $ 415,965      $ 692,159    $ 676,485
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                        (1.51)%      (1.52)%      (1.30)%        (0.31)%      (0.78)%
Total expenses                              2.24%        2.29%        2.08%          1.83%        1.78%
Expenses after payments and waivers
and reduction to custodian expenses         2.11%        2.06%         N/A 3,4        N/A 4        N/A 4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      104%          82%          60%            92%          49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          29 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED AUGUST 31,           2004        2003        2002           2001         2000
-----------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  24.30    $  23.18    $  28.06      $   60.48    $   38.92
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                        (.37)       (.36)       (.43)          (.04)        (.09)
Net realized and unrealized gain
(loss)                                     (.55)       1.48       (4.45)        (29.14)       24.48
                                       --------------------------------------------------------------
Total from investment operations           (.92)       1.12       (4.88)        (29.18)       24.39
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income         --          --          --             --           --
Distributions from net realized gain         --          --          --          (3.24)       (2.83)
                                       --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              --          --          --          (3.24)       (2.83)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period         $  23.38    $  24.30    $  23.18      $   28.06    $   60.48
                                       ==============================================================

-----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1        (3.79)%      4.83%     (17.39)%       (50.26)%      65.87%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 75,459    $ 77,548    $ 75,229      $ 102,144    $ 176,150
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 83,103    $ 72,165    $ 93,082      $ 133,823    $ 103,076
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                       (1.47)%     (1.52)%     (1.31)%        (0.32)%      (0.77)%
Total expenses                             2.16%       2.22%       2.08%          1.84%        1.78%
Expenses after payments and waivers
and reduction to custodian expenses        2.07%       2.06%        N/A 3,4        N/A 4        N/A 4
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                     104%         82%         60%            92%          49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          30 | OPPENHEIMER GROWTH FUND

CLASS N    YEAR ENDED AUGUST 31,                      2004       2003       2002        2001 1
------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  25.59    $ 23.99    $  29.13      $ 35.39
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.27)      (.04)       (.13) 2      (.01)
Net realized and unrealized gain (loss)               (.57)      1.64       (4.78) 2     (6.25)
                                                  ----------------------------------------------
Total from investment operations                      (.84)      1.60       (4.91)       (6.26)
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --         --        (.23)          --
Distributions from net realized gain                    --         --          --           --
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                         --         --        (.23)          --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  24.75    $ 25.59    $  23.99      $ 29.13
                                                  ==============================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   (3.28)%     6.67%     (17.00)%     (17.69)%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,998    $ 7,766    $  2,243      $   274
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 11,987    $ 5,016    $  1,623      $    70
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (0.94)%    (0.39)%     (0.90)%      (0.33)%
Total expenses                                        1.70%      1.33%       1.57%        1.40%
Expenses after payments and waivers
and reduction to custodian expenses                   1.53%      1.23%        N/A 5,6      N/A 6
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                104%        82%         60%          92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          31 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED AUGUST 31,           2004        2003        2002         2001         2000
---------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  25.66    $  24.24    $  29.27    $   62.33    $   39.76
---------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)               (.10)       (.12)       (.06)         .28          .16
Net realized and unrealized gain
(loss)                                     (.61)       1.54       (4.73)      (30.10)       25.37
                                       ------------------------------------------------------------
Total from investment operations           (.71)       1.42       (4.79)      (29.82)       25.53
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income         --          --        (.24)          --         (.13)
Distributions from net realized gain         --          --          --        (3.24)       (2.83)
                                       ------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              --          --        (.24)       (3.24)       (2.96)
---------------------------------------------------------------------------------------------------
Net asset value, end of period         $  24.95    $  25.66    $  24.24    $   29.27    $   62.33
                                       ============================================================

---------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1        (2.77)%      5.86%     (16.50)%     (49.77)%      67.56%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 64,005    $ 66,121    $ 66,769    $  88,284    $ 191,267
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 68,569    $ 61,965    $ 81,127    $ 124,168    $ 134,650
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)              (0.40)%     (0.55)%     (0.25)%       0.67%        0.27%
Total expenses                             1.01%       1.17%       1.13%        0.86%        0.73%
Expenses after payments and waivers
and reduction to custodian expenses         N/A 3      1.08%       1.02%         N/A 3        N/A 3
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                     104%         82%         60%          92%          49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          32 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with

                          33 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the
Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments

                          34 | OPPENHEIMER GROWTH FUND

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                          NET UNREALIZED
                                                                            APPRECIATION
           UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED               BASED ON COST OF
           NET INVESTMENT       LONG-TERM            LOSS         SECURITIES FOR FEDERAL
           INCOME                    GAIN    CARRYFORWARD 1,2,3      INCOME TAX PURPOSES
           -----------------------------------------------------------------------------

           $--                       $--     $662,870,343                    $12,584,848

1. As of August 31, 2004, the Fund had $662,870,343 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2004, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        --------------------------
                        2010       $ 340,711,507
                        2011         322,158,836 a
                                   ---------------
                        Total      $ 662,870,343
                                   ===============

      a. Includes $95,764 of capital loss carryforwards acquired in the November
      6, 2003 merger of Oppenheimer Select Managers-Mercury Advisors Focus
      Growth Fund.

2. During the fiscal year ended August 31, 2004, the Fund utilized $104,426,196 of capital loss carryforward to offset capital gains realized in that fiscal year. b,c,d

      b. Includes $628,445 of capital loss carryforwards acquired in the October
      16, 2003 merger of Oppenheimer Select Managers-Jennison Growth Fund.

      c. Includes $1,489,835 of capital loss carryforwards acquired in the
      September 18, 2003 merger of Oppenheimer Trinity Large Cap Growth Fund.

      d. Includes $339,688 of capital loss carryforwards acquired in the October
      12, 2001 merger of Oppenheimer Trinity Growth Fund into Oppenheimer
      Trinity Large Cap Growth Fund.

3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                                  INCREASE TO
                               REDUCTION TO   ACCUMULATED NET
          REDUCTION TO      ACCUMULATED NET     REALIZED LOSS
          PAID-IN CAPITAL   INVESTMENT LOSS    ON INVESTMENTS
          ---------------------------------------------------
           $9,499,359           $12,380,338        $2,880,979

No distributions were paid during the years ended August 31, 2004 and August 31,
2003.

                          35 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities   $ 1,421,507,714
                                               ================

              Gross unrealized appreciation    $   123,479,319
              Gross unrealized depreciation       (110,894,471)
                                               ----------------
              Net unrealized appreciation      $    12,584,848
                                               ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August
31, 2004, the Fund's projected benefit obligations were increased by $32,282 and payments of $24,789 were made to retired trustees, resulting in an accumulated liability of $418,678 as of August 31, 2004.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                          36 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2004     YEAR ENDED AUGUST 31, 2003
                               SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------

CLASS A
Sold                        7,640,372   $  200,447,005     7,473,993   $  175,173,916
Acquisition--Note 5         1,087,441       28,622,869            --               --
Redeemed                  (11,017,595)    (287,168,710)  (10,385,203)    (241,953,071)
                          ------------------------------------------------------------
Net decrease               (2,289,782)  $  (58,098,836)   (2,911,210)  $  (66,779,155)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS B
Sold                        2,214,980   $   53,994,622     2,646,013   $   58,067,246
Acquisition--Note 5           690,353       16,977,089            --               --
Redeemed                   (4,973,427)    (121,324,815)   (5,257,802)    (114,887,835)
                          ------------------------------------------------------------
Net decrease               (2,068,094)  $  (50,353,104)   (2,611,789)  $  (56,820,589)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS C
Sold                          886,442   $   21,970,173     1,014,973   $   22,640,168
Acquisition--Note 5           399,809        9,988,803            --               --
Redeemed                   (1,249,401)     (30,949,676)   (1,069,585)     (23,782,326)
                          ------------------------------------------------------------
N

                          47 | OPPENHEIMER GROWTH FUND

                                            A-1
                                         Appendix A

                                  Industry Classifications

Aerospace & Defense                     Household Products
Air Freight & Couriers                  Industrial Conglomerates
Airlines                                Insurance
Auto Components                         Internet & Catalog Retail
Automobiles                             Internet Software & Services
Beverages                               IT Services
Biotechnology                           Leisure Equipment & Products
Building Products                       Machinery
Chemicals                               Marine
Consumer Finance                        Media
Commercial Banks                        Metals & Mining
Commercial Services & Supplies          Multiline Retail
Communications Equipment                Multi-Utilities
Computers & Peripherals                 Office Electronics
Construction & Engineering              Oil & Gas
Construction Materials                  Paper & Forest Products
Containers & Packaging                  Personal Products
Distributors                            Pharmaceuticals
Diversified Financial Services          Real Estate
Diversified Telecommunication Services  Road & Rail
Electric Utilities                      Semiconductors and Semiconductor
                                        Equipment
Electrical Equipment                    Software
Electronic Equipment & Instruments      Specialty Retail
Energy Equipment & Services             Textiles, Apparel & Luxury Goods
Food & Staples Retailing                Thrifts & Mortgage Finance
Food Products                           Tobacco
Gas Utilities                           Trading Companies & Distributors
Health Care Equipment & Supplies        Transportation Infrastructure
Health Care Providers & Services        Water Utilities
Hotels Restaurants & Leisure            Wireless Telecommunication Services
Household Durables

                                            B-11
                                         Appendix B

               OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares(2) of the  Oppenheimer  funds or the  contingent  deferred  sales charge  that may apply to Class A, Class B or Class C shares  may be  waived.(3)
That is because of the economies of sales efforts  realized by  OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors.  Not all  waivers  apply to all funds.

    For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and Statement of Additional Information of the applicable Oppenheimer funds,  the term  "Retirement  Plan"  refers  to the  following  types of plans:
1)plans  created or qualified  under  Sections  401(a) or 401(k) of the Internal
Revenue Code, 2) non-qualified  deferred compensation plans, 3) employee benefit plans(4) 4) Group  Retirement  Plans(5) 5) 403(b)(7)  custodial plan accounts 6)
Individual Retirement Accounts ("IRAs"),  including traditional IRAs, Roth IRAs,
SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I.

     Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

--------------------------------------------------------------------------------

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under "Class A Contingent  Deferred  Sales  Charge."(6)  This waiver
provision applies to: |_| Purchases of Class A shares  aggregating $1 million or
more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase  such shares at net asset value but  subject to a  contingent  deferred sales  charge  prior to March 1, 2001.  That  included  plans (other than IRA or
403(b)(7)  Custodial  Plans) that: 1) bought shares costing $500,000 or more, 2)
had at the time of purchase 100 or more eligible  employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have
annual   plan   purchases   of   $200,000   or  more.   |_|   Purchases   by  an
OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker,  dealer,  bank or  registered  investment  adviser that has made special arrangements  with  the  Distributor  for  those  purchases,  or 2) by a  direct rollover of a distribution from a qualified Retirement Plan if the administrator of that  Plan has made  special  arrangements  with the  Distributor  for  those
purchases.  |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis  for  the  Retirement  Plan.  On the  date  the  plan  sponsor  signs  the record-keeping  service  agreement  with  Merrill  Lynch,  the Plan must have $3 million or more of its assets  invested  in (a) mutual  funds,  other than those advised or managed by Merrill Lynch Investment Management,  L.P. ("MLIM"),  that are made  available  under a Service  Agreement  between  Merrill  Lynch and the mutual fund's  principal  underwriter or  distributor,  and (b) funds advised or managed  by  MLIM  (the  funds  described  in (a) and  (b)  are  referred  to as
"Applicable  Investments").  2) The record  keeping for the  Retirement  Plan is performed  on a daily  valuation  basis by a record  keeper  whose  services are provided under a contract or arrangement between the Retirement Plan and Merrill
Lynch. On the date the plan sponsor signs the record keeping  service  agreement with  Merrill  Lynch,  the  Plan  must  have $5  million  or more of its  assets
(excluding  assets  invested  in money  market  funds)  invested  in  Applicable
Investments.  3) The record  keeping for a  Retirement  Plan is handled  under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement,  the Plan has 500 or more eligible  employees  (as  determined by the
Merrill Lynch plan conversion manager). II.

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

     A. Waivers of Initial and  Contingent  Deferred  Sales  Charges for Certain
Purchasers.

     Class A shares purchased by the following  investors are not subject to any
Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):

|_|   The Manager or its affiliates.

     |_| Present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families") of the Fund, the Manager and its  affiliates,  and retirement plans  established by them for their  employees.  The term "immediate family" refers to one's spouse, children, grandchildren,  grandparents, parents, parents-in-law,  brothers and sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts,  uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

     |_| Registered  management  investment  companies,  or separate accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.

     |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees.

     |_| Employees and registered representatives (and their spouses) of dealers or brokers  described  above or  financial  institutions  that have entered into sales  arrangements  with such dealers or brokers (and which are  identified  as such to the Distributor) or with the Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

     |_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically  for the use of shares of the Fund in particular  investment  products made  available to their clients.  Those clients may be charged a transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

     |_|  Investment  advisors and  financial  planners who have entered into an agreement  for this  purpose  with the  Distributor  and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

     |_| Clients of investment advisors or financial planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also  purchase  shares  without  sales charge but only if their  accounts are linked to a master  account of their  investment  advisor or financial  planner on the books and  records of the broker,  agent or  financial intermediary  with which the  Distributor  has made such special  arrangements .
Each of these  investors may be charged a fee by the broker,  agent or financial intermediary for purchasing shares.

     |_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  advisor (the  Distributor  must be advised of this  arrangement) and persons  who are  directors  or  trustees  of the  company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

     |_|  Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans  (including,  for example,  plans  qualified  or created  under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in each case if those  purchases  are made  through a broker,  agent or other  financial intermediary  that has made special  arrangements with the Distributor for those purchases.

     |_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

     |_| A qualified  Retirement  Plan that had agreed with the former Quest for
Value Advisors to purchase  shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through  DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.

     |_|  Effective  October  1, 2005,  taxable  accounts  established  with the proceeds of Required Minimum Distributions from Retirement Plans.

     B. Waivers of the Class A Initial and Contingent  Deferred Sales Charges in
Certain Transactions.

     1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

     |_|  Shares   purchased   by  the   reinvestment   of  dividends  or  other
distributions  reinvested  from  the  Fund or  other  Oppenheimer  funds or unit investment  trusts for which  reinvestment  arrangements have been made with the
Distributor.

     |_|  Shares  purchased  by  certain  Retirement  Plans  that  are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

     |_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant  in a Retirement  Plan for which the Manager or an affiliate acts as
sponsor. |_| Shares purchased in amounts of less than $5.

     2. Class A shares issued and purchased in the  following  transactions  are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the  Distributor  on  purchases  made  within the first 6 months of plan establishment):

|_|   Retirement Plans that have $5 million or more in plan assets.

     |_|  Retirement  Plans with a single plan  sponsor  that have $5 million or more in aggregate assets invested in Oppenheimer funds.

     C.  Waivers of the Class A  Contingent  Deferred  Sales  Charge for Certain
Redemptions.

     The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent  deferred sales charge are redeemed in the following cases:

     |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

     |_|  Involuntary  redemptions  of shares by operation of law or involuntary redemptions of small accounts  (please refer to  "Shareholder  Account Rules and
Policies," in the applicable fund Prospectus).

     |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established.

         2) To return excess contributions.

         3) To return contributions made due to a mistake of fact.

4)    Hardship withdrawals, as defined in the plan.(7)

     5) Under a Qualified  Domestic  Relations Order, as defined in the Internal
Revenue  Code,  or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

         8) For loans to participants or beneficiaries.

         9) Separation from service.(8)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

     11) Plan  termination  or  "in-service  distributions,"  if the  redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

     |_| For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

     |_| For  distributions  from retirement plans that have $10 million or more in plan  assets  and  that  have  entered  into a  special  agreement  with  the
Distributor.

     |_| For distributions  from retirement plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers,  financial advisors,  insurance  companies  or record  keepers  which have  entered  into a special  agreement with the  Distributor.  III.  Waivers of Class B, Class C and
Class       N       Sales       Charges       of        Oppenheimer        Funds
--------------------------------------------------------------------------------------------

     The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares  purchased in certain types of  transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

     The Class B, Class C and Class N contingent  deferred sales charges will be waived for redemptions of shares in the following cases:

     |_| Shares redeemed  involuntarily,  as described in  "Shareholder  Account
Rules and Policies," in the applicable Prospectus.

     |_|  Redemptions  from accounts other than  Retirement  Plans following the death or disability of the last surviving  shareholder.  The death or disability must have occurred  after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security
Administration.

     |_|  The  contingent  deferred  sales  charges  are  generally  not  waived following the death or  disability of a grantor or trustee for a trust  account.
The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for which the  trustee is also the sole  beneficiary.  The death or  disability  must have occurred after the account was established,  and for disability you must provide evidence of a  determination  of disability (as defined in the Internal  Revenue
Code).

     |_|  Distributions  from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

     |_|  Redemptions  of Class B shares held by Retirement  Plans whose records are  maintained on a daily  valuation  basis by Merrill Lynch or an  independent record keeper under a contract with Merrill Lynch.

     |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

     |_|  Redemptions of Class C shares of an Oppenheimer  fund in amounts of $1 million or more requested in writing by a Retirement  Plan sponsor and submitted more than 12 months  after  the  Retirement  Plan's  first  purchase  of Class C shares,  if the  redemption  proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

     |_| Distributions(9)  from Retirement Plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established in an Oppenheimer fund.

         2) To return excess contributions made to a participant's account.

         3) To return contributions made due to a mistake of fact.

         4) To make hardship withdrawals, as defined in the plan.(10)

     5) To make  distributions  required  under a Qualified  Domestic  Relations
Order or, in the case of an IRA, a divorce or separation  agreement described in
Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

         8) For loans to participants or beneficiaries.(11)

         9) On account of the participant's separation from service.(12)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other  than a fund  managed by the  Manager  or a  subsidiary  of the  Manager)
offered  as an  investment  option  in a  Retirement  Plan if the  plan has made special arrangements with the Distributor.

     11)  Distributions  made on account of a plan  termination or  "in-service"
distributions,  if the  redemption  proceeds  are  rolled  over  directly  to an
OppenheimerFunds-sponsored IRA.

     12) For  distributions  from a  participant's  account  under an  Automatic
Withdrawal Plan after the participant  reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value,  adjusted annually.

     13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement  Plan,  if the  aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

     14) For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered  into a special  arrangement  with the  Distributor  allowing  this waiver.

     |_|  Redemptions  of Class B shares  or Class C shares  under an  Automatic
Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does  not  exceed  10% of the  account's  value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

     The contingent  deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

|_|   Shares sold to the Manager or its affiliates.

     |_| Shares sold to registered  management  investment companies or separate accounts of  insurance  companies  having an  agreement  with the Manager or the
Distributor for that purpose.

|_|   Shares issued in plans of reorganization to which the Fund is a party.

     |_| Shares  sold to  present or former  officers,  directors,  trustees  or employees (and their  "immediate  families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates  and  retirement  plans  established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders
of Certain  Oppenheimer  Funds Who Were  Shareholders  of Former Quest for Value
Funds
--------------------------------------------------------------------------------

     The initial and  contingent  deferred  sales  charge  rates and waivers for
Class A, Class B and Class C shares  described in the Prospectus or Statement of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

     Quest  for  Value  U.S.  Government  Income  Fund  Quest for Value New York
Tax-Exempt Fund Quest for Value  Investment  Quality Income Fund Quest for Value
National  Tax-Exempt  Fund Quest for Value  Global  Income  Fund Quest for Value
California Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

     |_|  acquired by such  shareholder  pursuant to an exchange of shares of an
Oppenheimer fund  that was one of the Former Quest for Value Funds, or

     |_|  purchased  by such  shareholder  by  exchange  of  shares  of  another
Oppenheimer fund that were acquired  pursuant to the merger of any of the Former
Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

     |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

     Purchases by Groups and  Associations.  The following  table sets forth the initial  sales  charge  rates  for  Class  A  shares  purchased  by  members  of
"Associations" formed for any purpose other than the purchase of securities. The rates in the  table  apply if that  Association  purchased  shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from
OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
For purchases by Associations  having 50 or more eligible  employees or members, there is no  initial  sales  charge on  purchases  of Class A shares,  but those shares are subject to the Class A contingent  deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable  fund's  Prospectus  and Statement of Additional  Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members  of  Associations  also may  purchase  shares  for their  individual  or custodial  accounts at these  reduced  sales charge  rates,  upon request to the
Distributor.

     |X|  Waiver of Class A Sales  Charges  for  Certain  Shareholders.  Class A
shares  purchased  by the  following  investors  are not  subject to any Class A
initial  or  contingent   deferred  sales  charges:   o  Shareholders  who  were
shareholders  of the AMA Family of Funds on February  28, 1991 and who  acquired shares of any of the Former  Quest for Value Funds by merger of a  portfolio  of the AMA Family of Funds. o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

     |X|  Waiver  of  Class  A  Contingent  Deferred  Sales  Charge  in  Certain
Transactions.  The Class A  contingent  deferred  sales charge will not apply to redemptions  of Class A shares  purchased by the  following  investors  who were shareholders of any Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares  Purchased Prior to March 6, 1995. In
the following  cases,  the  contingent  deferred sales charge will be waived for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased  prior to March 6, 1995 in  connection  with:

     o withdrawals under an automatic  withdrawal plan holding only either Class
B or Class C shares if the annual  withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

     o liquidation of a shareholder's account if the aggregate
net asset value of shares held in the account is less than the required  minimum value of such accounts.

     |X| Waivers for  Redemptions of Shares  Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the  shareholder(s)  (as evidenced by a determination  of total  disability by the U.S.  Social  Security  Administration);  o withdrawals under an  automatic  withdrawal  plan  (but  only for Class B or Class C shares)
where the  annual  withdrawals  do not exceed  10% of the  initial  value of the account value;  adjusted annually,  and o liquidation of a shareholder's account if the  aggregate net asset value of shares held in the account is less than the required  minimum account value. A  shareholder's  account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any
Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after  redemption.  V.  Special  Sales
Charge  Arrangements  for  Shareholders  of Certain  Oppenheimer  Funds Who Were
Shareholders    of    Connecticut    Mutual    Investment     Accounts,     Inc.
-----------------------------------------------------------------------------------------

     The initial and contingent deferred sale charge rates and waivers for Class
A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds  (each is  referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust, Oppenheimer Core Bond Fund, Oppenheimer
Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund  shareholders who were  shareholders of the following funds
(referred to as the "Former  Connecticut  Mutual Funds") on March 1, 1996,  when
OppenheimerFunds,  Inc. became the investment  adviser to the Former Connecticut
Mutual Funds:  Connecticut Mutual Liquid Account Connecticut Mutual Total Return
Account  Connecticut Mutual Government  Securities Account CMIA LifeSpan Capital
Appreciation  Account  Connecticut  Mutual Income Account CMIA LifeSpan Balanced
Account Connecticut Mutual Growth Account CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

     |X| Class A Contingent  Deferred Sales Charge.  Certain  shareholders  of a
Fund and the other Former  Connecticut  Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial  sales  charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect  prior to March 18,  1996 (the "prior  Class A CDSC").
Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original  purchase  price of the shares  sold,  whichever  is smaller  (in such  redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:

     1) persons  whose  purchases  of Class A shares of a Fund and other  Former
Connecticut  Mutual Funds were $500,000  prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the Fund's  policies  on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

     2) persons whose intended  purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general  distributor of the Former
Connecticut  Mutual Funds to purchase  shares  valued at $500,000 or more over a
13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

     1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including  investments  made  pursuant to the Combined  Purchases,  Statement of
Intention  and  Rights of  Accumulation  features  available  at the time of the initial  purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

     2) any  participant  in a qualified  plan,  provided that the total initial amount  invested  by the  plan in the  Fund  or any  one or  more of the  Former
Connecticut Mutual Funds totaled $500,000 or more;

     3)  Directors  of the  Fund or any one or  more of the  Former  Connecticut
Mutual Funds and members of their immediate families;

     4)  employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
Services,  L.L.C.  ("CMFS"),  the prior  distributor  of the Former  Connecticut
Mutual Funds, and its affiliated companies;

     5) one or more  members of a group of at least 1,000  persons  (and persons who are  retirees  from such group)  engaged in a common  business,  profession, civic or  charitable  endeavor  or other  activity,  and the  spouses  and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

     6) an  institution  acting as a  fiduciary  on behalf of an  individual  or individuals,  if such institution was directly  compensated by the individual(s)
for  recommending  the  purchase of the shares of the Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

     Additionally,  Class A shares  of a Fund may be  purchased  without a sales charge by any holder of a variable  annuity contract issued in New York State by
Connecticut  Mutual Life Insurance Company through the Panorama Separate Account which is beyond the  applicable  surrender  charge  period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity  contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

     In  addition  to the  waivers  set  forth  in the  Prospectus  and in  this
Appendix,  above,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or
Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut
Mutual  Fund  provided  that the  Class A or  Class B  shares  of the Fund to be redeemed or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired  by exchange  from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former  Connecticut  Mutual Fund must have been purchased prior to March 18, 1996:

   1) by the estate of a deceased shareholder;

     2) upon the disability of a shareholder,  as defined in Section 72(m)(7) of the Internal Revenue Code;

     3) for retirement distributions (or loans) to participants or beneficiaries from  retirement  plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

     4) as  tax-free  returns  of excess  contributions  to such  retirement  or employee benefit plans;

     5) in  whole or in part,  in  connection  with  shares  sold to any  state, county,  or city,  or any  instrumentality,  department,  authority,  or  agency thereof,  that is prohibited by applicable  investment  laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

     6) in  connection  with  the  redemption  of  shares  of the  Fund due to a combination with another investment  company by virtue of a merger,  acquisition or similar reorganization transaction;

     7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

     8) in connection  with automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts pursuant to an Automatic  Withdrawal
Plan but limited to no more than 12% of the original value annually; or

     9) as  involuntary  redemptions  of shares by  operation  of law,  or under procedures set forth in the Fund's Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund. VI. Special  Reduced Sales Charge for Former
Shareholders of  Advance America  Funds, Inc.
--------------------------------------------------------------------------------------------

     Shareholders  of  Oppenheimer   AMT-Free   Municipals,   Oppenheimer   U.S.
Government  Trust,  Oppenheimer  Strategic  Income Fund and Oppenheimer  Capital
Income Fund who  acquired  (and still hold) shares of those funds as a result of the  reorganization  of  series  of  Advance  America  Funds,  Inc.  into  those
Oppenheimer  funds on October 18, 1991,  and who held shares of Advance  America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer  funds at a maximum  sales charge rate of 4.50%.  VII.  Sales Charge
Waivers on Purchases  of Class M Shares of  Oppenheimer  Convertible  Securities
Fund
--------------------------------------------------------------------------------------------

     Oppenheimer  Convertible Securities Fund (referred to as the "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,

     |_| present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families" as defined in the Fund's  Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

     |_|  registered  management  investment  companies or separate  accounts of insurance  companies  that had an  agreement  with the Fund's  prior  investment advisor or distributor for that purpose,

     |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees,

     |_| employees and registered representatives (and their spouses) of dealers or brokers  described in the preceding  section or financial  institutions  that have entered into sales  arrangements  with those  dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

     |_| dealers,  brokers,  or registered  investment advisors that had entered into an agreement  with the  Distributor  or the prior  distributor  of the Fund specifically  providing  for the use of Class M shares  of the Fund in  specific investment products made available to their clients, and

     |_| dealers,  brokers or  registered  investment  advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Growth Fund

Internet Website
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019

1234

PX270.001.1205

     (1) In accordance  with Rule 12b-1 of the Investment  Company Act, the term
"Independent  Trustees/Directors"  in this  Statement of Additional  Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or  indirect  financial  interest  in the  operation  of the distribution plan or any agreement under the plan.

     (2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.

     (3)  In  the  case  of   Oppenheimer   Senior   Floating   Rate   Fund,   a
continuously-offered  closed-end fund,  references to contingent  deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.

     (4) An "employee  benefit plan" means any plan or  arrangement,  whether or not it is  "qualified"  under the  Internal  Revenue  Code,  under which Class N shares of an  Oppenheimer  fund or funds are  purchased  by a fiduciary or other administrator  for the account of  participants  who are  employees  of a single employer or of affiliated  employers.  These may include,  for example,  medical savings  accounts,  payroll  deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator  purchasing the shares for the benefit of participants in the plan.

     (5) The term "Group  Retirement  Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor. (6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more  (including  any right of  accumulation) by a Retirement Plan that pays for the purchase with the redemption  proceeds of Class C shares of one or more Oppenheimer  funds held by the Plan for more than one year.  (7) This provision does not apply to IRAs. (8)
This  provision  only  applies  to  qualified  retirement  plans  and  403(b)(7)
custodial  plans  after your  separation  from  service in or after the year you reached age 55. (9) The distribution must be requested prior to Plan termination or the  elimination of the Oppenheimer  funds as an investment  option under the
Plan.  (10) This provision does not apply to IRAs.  (11) This provision does not
apply  to  loans   from   403(b)(7)   custodial   plans  and   loans   from  the
OppenheimerFunds-sponsored  Single K retirement  plan.  (12) This provision does not apply to 403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.